PURCHASE AND SALE AGREEMENT
BY AND BETWEEN
IRET PROPERTIES, A NORTH DAKOTA LIMITED PARTNERSHIP,
together with certain affiliates as more particularly set forth herein
AND
HARRISON STREET REAL ESTATE, LLC, A DELAWARE LIMITED LIABILITY COMPANY
DATED
NOVEMBER 30, 2017

EAST\148676904.7

Exhibits
Exhibit A:    Schedule of Properties and Allocated Values
Exhibit B:    Legal Descriptions of Land
Exhibit C:    Reserved
Exhibit D:    Primary Tenant Estoppel Certificates
Exhibit E:    Forms of Deeds
Exhibit F:    Form of Assignment of Ground Lease
Exhibit G:    Form of Quitclaim Bill of Sale

Exhibit H:	Form of Assignment and Assumption of Leases, Warranties and Contracts

Exhibit I:	Form of Tenant Notice

Exhibit J:	Form of Tenant Estoppel Certificate
Exhibit K:    Form of Ground Lease Estoppel Certificate
Exhibit L-1    Requested CC&R Estoppels
Exhibit L-2    Material Campus Declaration Estoppels
Exhibit M    Form of CC&R Estoppel
Exhibit N    Due Diligence Materials

Schedules
Schedule 7.1.2        Ground Leases
Schedule 7.1.3        Leases
Schedule 7.1.4        Contracts
Schedule 7.1.5        ROFOs, ROFRs, Purchase Options
Schedule 9.3        Pending Capital Improvement Projects

PURCHASE AND SALE AGREEMENT
This Purchase and Sale Agreement (“Agreement”) is made as of the 30th day of November, 2017 (“Effective Date”), by and between IRET Properties, a North Dakota limited partnership (“IRET Properties”), SMB Operating Company, LLC, a Delaware limited liability company (“SMB”), Missoula 3050 CBR, LLC, a North Dakota limited liability company (“IRET Missoula”), IRET - Billings 2300 CBR, LLC, a North Dakota limited liability company (“IRET Billings”), Minnesota Medical Investors, LLC, a Delaware limited liability company (“MN Medical”, and together with IRET Properties, SMB, IRET Missoula and IRET Billings, collectively, “Seller”), and Harrison Street Real Estate, LLC, a Delaware limited liability company (“Purchaser”).
Purchaser desires to purchase a portfolio of medical office building properties (collectively, the “Properties” or each a “Property”) both owned and ground leased by Seller (the applicable individual Seller for each Property being as listed on Exhibit A hereto), and Seller desires to sell all such owned Properties and assign Seller’s rights as lessee under all such ground leased Properties to Purchaser pursuant to the terms and conditions set forth in this Agreement.
Accordingly, Seller and Purchaser agree as follows:
Article 1.Definitions.
The following terms shall have the meanings set forth below:
1.1    Affiliate. With respect to any person or entity, any person or entity directly or indirectly controlling, controlled by, or under common control with such person or entity. Control for such purposes shall mean either the ownership of 50% or more of the direct or indirect beneficial interests in the subject entity or the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by contract, or otherwise.

1.2    Agreement. This Agreement, including the following exhibits attached hereto and hereby made a part hereof:
Exhibit A:    Schedule of Properties and Allocated Values
Exhibit B:    Legal Descriptions of Land
Exhibit C:    Reserved
Exhibit D:    Primary Tenant Estoppel Certificates
Exhibit E:    Forms of Deed
Exhibit F:    Form of Assignment of Ground Lease

5

Exhibit G:    Form of Quitclaim Bill of Sale

Exhibit H:	Form of Assignment and Assumption of Leases, Warranties and Contracts

Exhibit I:	Form of Tenant Notice

Exhibit J:	Form of Tenant Estoppel Certificate

Exhibit K:	Form of Ground Lease Estoppel Certificate

Exhibit L-1	Requested CC&R Estoppels

Exhibit L-2	Material Campus Declaration Estoppels

Exhibit M	Form of CC&R Estoppel

Exhibit N	Due Diligence Materials
1.3    Broker. BMO Capital Markets and CBRE, Inc.
1.4    Closing. Concurrently, the transfer of title to the Owned Properties, and the assignment of leasehold title to the Ground Leased Properties, to Purchaser, the payment to Seller of the Purchase Price, and the performance by each party of the other obligations on its part then to be performed, all in accordance with Article 4 herein.
1.5    Closing Date. The date on which the Closing shall occur as provided in Section 4.1, subject to Section 5.3 and any other provision of this Agreement which provides for postponement of the Closing Date.
1.6    Commitments. The owner’s and leasehold title insurance commitments with respect to the Real Property delivered to Purchaser prior to the Effective Date and described in Section 5.1.1.
1.7    Contingency Date. December 22, 2017.
1.8    Contracts. Collectively, all service contracts, operating contracts and equipment leases, if any, in effect with respect to the Properties.

1.9    Due Diligence Period. The period between the Effective Date and the Contingency Date.
1.10    Earnest Money. The earnest money deposit, together with any interest earned thereon, paid by Purchaser and held by Title Company as described Section 3.2.1.
1.11    Ground Leased Sites. The Real Property for which Seller is ground lessee pursuant to applicable ground leases, as identified on attached Exhibit A.

1.12    Ground Leases. The ground leases in effect with respect to the Ground Lease Sites, including all amendments, modifications and supplements thereto.

1.13    Hazardous Materials. Any chemical, substance, waste, material, gas, microorganism or emission which is deemed hazardous, toxic, a pollutant or a contaminant under any Hazardous Materials Law (as hereinafter defined), or which has been shown to have significant adverse effects on human health or the environment. "Hazardous Materials" shall include, without limitation, petroleum and petroleum products, asbestos, chlorofluorocarbons, radon gas, polychlorinated biphenyls and stachybotrys.
1.14    Hazardous Materials Laws. All statutes, ordinances, bylaws, rules and regulations, executive orders and other administrative orders, judgments, decrees, injunctions or other judicial orders of or by any governmental authority, now or hereafter in effect, relating to pollution or protection of human health or the environment, including, without limitation, any of the foregoing relating to emissions, discharges, releases or threatened releases, manufacturing, processing, distribution, use, treatment, storage, disposal, transport or handling of materials or substances that may be harmful to human health, safety or the environment, including, without limitation, CERCLA (Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. §§9601 et seq., as amended by SARA (Superfund Amendment and Reauthorization Act of 1986) and as may be further amended from time to time), the Resource Conservation and Recovery Act of 1976, 42 U.S.C. §§6901 et seq.
1.15    Improvements. With respect to each parcel of Real Property, all buildings, structures, fixtures and other improvements located on the Land.
1.16    Intangible Personal Property. All of Seller’s right, title and interest, if any, in and to all of the following items, to the extent assignable and without representation or warranty from Seller except as expressly set forth herein: (A) all Licenses and Permits; (B) trade name of any of the Properties (if any) in connection with the Properties; (C) if still in effect, any warranties or guaranties received by Seller from any contractor, manufacturer or other person in connection with the construction and operation of the Properties; (D) all architectural drawings, plans, construction drawings, CAD files or other plans and drawings of the Improvements; and (E) all books, records, tenant files, vendor files and operating manuals pertaining to the Properties; but, Intangible Personal Property shall specifically exclude any and all trademarks, service marks and trade names (except as set forth in clause (B) above) of Seller and Seller’s Affiliates, and with reservation by Seller to use such names in connection with other property owned by Seller.

1.17    Land. The real property for each of the Properties, including both the Owned Sites and the Ground Leased Sites, as identified and legally described on attached Exhibit B.
1.18    Leases. The various tenant building leases, subleases, space licenses or other occupancy agreements in effect with respect to each of the Properties.

1.19    Licenses and Permits. All licenses and permits relating to the construction, development, occupancy and operation of the Properties
1.20    Major Tenant. A tenant that, together with its Affiliates, leases 5,000 square feet or more of gross leasable area pursuant to one or more Leases at any individual Property.

1.21    Non-Disclosure Agreement. That certain Non-Disclosure Agreement by and between Investors Real Estate Trust and Purchaser, dated August 23, 2017.
1.22    Owned Sites. The Real Property owned by Seller in fee simple, as identified on attached Exhibit A.
1.23    Permitted Exceptions. With respect to each Property, the matters affecting title to the Real Property that are determined to be Permitted Exceptions pursuant to Section 5.2.
1.24    Personal Property. Collectively, the Tangible Personal Property and the Intangible Personal Property.
1.25    Properties. The Real Property, the Personal Property, the Leases and the Contracts to be assumed by Purchaser in accordance with the terms hereof, collectively for each Property (including both the Owned Sites and the Ground Leased Sites), together with all right, title and interest of Seller in and to appurtenances of the Real Property, including easements or rights-of-way relating thereto, as identified and valued on attached Exhibit A.
1.26    Purchase Price. The purchase price for the Properties, as described in Article 3.
1.27    Real Property. Collectively, the Land and the Improvements for both the Owned Sites and the Ground Leased Sites.
1.28    Retained Liabilities. All liabilities with respect to the ownership and operation of the Properties arising out of matters occurring prior to the Closing Date, including, without limitation, the payment of state, local, or federal taxes and assessments except to the extent of any credit received by Purchaser at Closing with respect thereto, third-party claims or litigation related to the Properties and arising out of or pertaining to matters occurring prior to the Closing Date and liabilities pertaining to any employees of Seller or the Properties for the period prior to Closing.
1.29    Surveys. The existing, and, if applicable, updated surveys of the Real Property as described in Section 5.1.2.
1.30    Tangible Personal Property. The items of personal property for each of the Properties, including without limitation all fixtures, furniture, equipment, and other tangible personal property, if any, owned by Seller and presently located on the Land, but excluding any items of personal property owned by tenants, any managing agent, or unaffiliated third parties.

1.31    Title Company. First American Title Insurance Company.

1.32    Title Evidence. The title evidence with respect to each of the Properties as described, in Section 5.1 herein.
Article 2.    Purchase and Sale.
Seller hereby agrees to sell, and Purchaser hereby agrees to purchase, upon and subject to the terms and conditions hereinafter set forth, the Properties.
Article 3.    Purchase Price.
3.1    Amount. Purchaser shall pay to Seller as and for the Purchase Price for the Properties the sum of Four Hundred Seventeen Million Five Hundred Thousand and No/100s Dollars ($417,500,000.00).
3.2    Manner of Payment. The Purchase Price shall be payable as follows:
3.2.1    Four Million Five Hundred Thousand and No/100s Dollars ($4,500,000.00) as Earnest Money to be deposited with the Title Company within five (5) days of the Effective Date, the receipt of which is hereby acknowledged, and which shall be held and disbursed pursuant to the terms of this Agreement. The Title Company shall invest the Earnest Money in government insured, interest‑bearing accounts satisfactory to Purchaser and Seller, shall not commingle the Earnest Money with any funds of the Title Company or others. The Title Company shall promptly provide Purchaser and Seller with confirmation of the investments made. If the Closing under this Agreement occurs, the Title Company shall apply the Earnest Money to the Purchase Price at Closing and deliver it to Seller. Otherwise, the Earnest Money promptly shall be delivered to Seller or Purchaser in accordance with the provisions of this Agreement
3.2.2    The balance of the Purchase Price in cash or by wire transfer of immediately available funds on the Closing Date.
Article 4.    Closing.
4.1    Closing Date. The Closing shall occur on the earlier of (a) December 28, 2017, or (b) five (5) business days after the date when Purchaser shall notify Seller that all of the contingencies in Section 6.1 have been waived by Purchaser or satisfied, as such date may be adjourned in accordance with the express terms hereof. The Closing shall occur on the Closing Date at the offices of Title Company or at such other place, date and time as Seller and Purchaser may agree.
4.2    Seller’s Closing Documents. At or before Closing, Seller shall execute, acknowledge (where appropriate), and deliver to Purchaser the following, each dated as of the Closing Date.
4.2.1    The limited warranty deeds (collectively, “Deeds”), for each of the Owned Sites, utilizing the form are attached hereto as Exhibit E, conveying to Purchaser fee simple title to the Owned Sites, subject only to Permitted Exceptions.

4.2.2    The assignments of ground leases assigning to Purchaser all of Seller’s rights, and delegating to Purchaser all of Seller’s duties, under the ground leases for each of the Ground Leased Sites, in the form of attached Exhibit F (collectively, “Ground Lease Assignments”), and to the extent either required by the Title Company or requested by Purchaser and consistent with the means through which title thereto was vested in Seller, a supplemental quitclaim deed with respect to the improvements located on the Ground Leased Sites in the customary form used in the applicable jurisdiction.
4.2.3    A quitclaim bill of sale conveying to Purchaser the tangible items of Personal Property owned by Seller and located on each of the Properties in the form of attached Exhibit G.
4.2.4    An Assignment and Assumption of Leases, Warranties, Contracts and Intangible Personal Property assigning to Purchaser all of Seller’s right, title and interest in the Leases, warranties and Contracts and Intangible Personal Property with respect to the Properties in the form of attached Exhibit H (“Assignment and Assumption”).
4.2.5    An affidavit of Seller regarding liens, judgments, residence, tax liens, bankruptcies, parties in possession, survey and mechanics’ or materialmens’ liens and other matters affecting title to the Real Property in the form required by the Title Company, including without limitation, any “gap indemnity” required by the Title Company.
4.2.6    A Foreign Investment in Real Property Tax Act (“FIRPTA”) affidavit stating that Seller is not a “foreign person”, “foreign partnership”, “foreign trust” or “foreign estate” as those terms are defined in Section 1445 of the Internal Revenue Code.
4.2.7    All other documents and instruments which (a) Title Company may reasonably determine are necessary to evidence the authority of Seller to enter into and perform this Agreement and the documents and instruments required to be executed and delivered by Seller pursuant to this Agreement, or (b) may be required of Seller under applicable law, including any revenue or tax certificates or statements, or any affidavits, certifications or statements relating to the environmental condition of any of the Real Property, the presence (or absence) of wells about the Real Property, the presence (or absence) of storage tanks about the Real Property, or the extent of compliance of any of the Real Property with applicable law.
4.2.8    A settlement statement consistent with the terms of this Agreement.
4.2.9    The Ground Lease Estoppel Certificates, the Required Tenant Estoppel Certificates, the Material Declaration Estoppel Certificates and any Seller Estoppel Certificate, as provided in Section 8.4 herein.
4.2.10    A current rent roll for the Leases relating to each Property, certified by Seller to Purchaser to be true and correct as of the Closing Date (“Rent Roll”).

4.2.10    A “bring-down” certificate of Seller certifying that, except to the extent the express terms of this Agreement permit otherwise, the representations and warranties of Seller set forth herein are true and correct in all material respects as of the Closing Date.
4.3    Notice to Tenants. Immediately after Closing, Seller and Purchaser shall deliver to each tenant under the Leases a notice regarding the sale and the change in ownership in substantially the form of Exhibit I attached hereto, or such other form as may be required by applicable state law.
4.4    Purchaser’s Closing Documents. At Closing, Purchaser shall execute, acknowledge (where appropriate), and deliver to Seller the following, each dated as of the Closing Date:
4.4.1    The Assignment and Assumption.
4.4.2    The Ground Lease Assignments.
4.4.3    All documents and instruments, each executed and acknowledged (where appropriate) by Purchaser, which (a) Seller or Title Company may reasonably determine are necessary to evidence the authority of Purchaser to enter into and perform this Agreement and the documents and instruments required to be executed and delivered by Purchaser pursuant to this Agreement, or (b) may be required of Purchaser under applicable law, including any purchaser’s affidavits or revenue or tax certificates or statements.
4.4.4    A settlement statement consistent with the terms of this Agreement executed by Purchaser.
4.4.5    A “bring-down” certificate of Purchaser certifying that, except to the extent the express terms of this Agreement permit otherwise, the representations and warranties of Purchaser set forth herein are true and correct in all material respects as of the Closing Date.
4.5    Purchaser’s Closing Deliveries. At Closing, Purchaser shall cause the following to be delivered to Seller:
4.5.1    The Purchase Price, payable pursuant to Section 3.2.2, as adjusted pursuant to Section 4.7, by wire transfer of immediately available funds. The Earnest Money shall be applied to and credited against the Purchase Price and shall be disbursed to Seller by Title Company at closing.
4.6    Closing Escrow. Purchaser and Seller shall deposit their respective Closing deliveries described above with Title Company with appropriate instructions for recording and disbursement consistent with this Agreement prior to the Closing Date, except that Purchaser shall not be required to deliver the Purchase Price into escrow until the Closing Date.
4.7    Closing Adjustments. The following adjustments shall be made at Closing:

4.7.1    General real estate taxes applicable to any of the Real Property due and payable in the year of Closing, together with all special assessments payable therewith, shall be prorated between Seller and Purchaser on a daily basis as of the Closing Date based upon a calendar fiscal year, with Seller paying amounts allocable to the period on and prior to the Closing Date and Purchaser being responsible for amounts allocable subsequent thereto.
4.7.2    With respect to the Ground Leased Sites, any and all rents, additional rents, operating expenses, real estate taxes, and any other amounts owed or credited pursuant to the applicable ground leases for each of the Ground Leased Sites (collectively, the “Ground Leases”) shall be prorated between Seller and Purchaser on a daily basis as of the Closing Date, with Seller retaining the charges and credits allocable to the period on and prior to the Closing Date and Purchaser being responsible for the charges and credits allocable subsequent to the Closing Date.
4.7.3    Personal property taxes applicable to any of the Personal Property due and payable in the year of Closing shall be prorated between Seller and Purchaser on a daily basis as of the Closing Date based upon a calendar fiscal year, with Seller paying amounts allocable to the period on and prior to the Closing Date and Purchaser being responsible for amounts allocable subsequent to the Closing Date.
4.7.4    Purchaser shall assume all special assessments (and charges in the nature of or in lieu of such assessments) due and payable with respect to the period following the Closing Date with respect to any of the Real Property.
4.7.5    Purchaser shall pay all sales tax due regarding this transaction.
4.7.6    Seller shall pay all state deed tax or any transfer taxes or fees regarding the Deeds to be delivered by Seller to Purchaser or the conveyance of the Real Property to Purchaser at Closing. Purchaser shall pay any mortgage registry tax or any similar taxes or fees regarding any mortgage(s) given by Purchaser on the Real Property in connection with this transaction.
4.7.7    Purchaser shall pay the cost of recording all documents, including the Deeds and Ground Lease Assignments.
4.7.8    Seller will pay all costs associated with the issuance of the Commitments.
4.7.9    Seller shall pay all premiums required for a standard owner’s title insurance policies, and Purchaser shall pay all premiums required any mortgagee’s title insurance policies and any extended owner’s title insurance coverage, including any endorsements issued in connection with such policies.
4.7.10    Seller and Purchaser shall each pay one half (1/2) of any Closing fee payable to Title Company with respect to the transaction(s) contemplated by this Agreement.

4.7.11    All utility expenses, including water, fuel, gas, electricity, telephone, sewer, trash removal, heat and other services furnished to or provided for the each of the Properties paid by Seller shall be prorated between Seller and Purchaser on a daily basis as of the Closing Date, with Seller paying amounts allocable to the period on and prior to the Closing Date and Purchaser being responsible for amounts allocable subsequent to the Closing Date. Seller agrees to have all meters with respect to any such utilities read as of the Closing Date.
4.7.12    Seller shall be responsible for all leasing commission, tenant allowances, tenant improvement costs and free rent periods applicable to the Leases (collectively, “Leasing Costs”), if any, for any Leases (including amendments, extensions or renewals thereof) executed prior to the Effective Date, and Purchaser shall be responsible for all Leasing Costs for Leases executed on or after the Effective Date; provided that Purchaser shall be responsible for Leasing Costs payable in connection with an extension and amendment of the Fairview Health Services Leases executed prior to the Effective Date if Purchaser has provided its prior approval to the material terms thereof (including the amount of the commissions payable in connection therewith) prior to the Effective Date.
4.7.13    All other operating costs of the Properties shall be prorated between Seller and Purchaser on a daily basis as of the Closing Date, with Seller paying amounts allocable to the period on and prior to the Closing Date and Purchaser being responsible for amounts allocable subsequent to the Closing. To the extent any operating expenses of the Properties (including real estate taxes and special assessments) are reimbursable by tenants under the Leases, Purchaser shall pay to Seller the amount of such operating expenses actually paid by Seller and reimbursable by tenants under the Leases but not yet reimbursed as of the Closing Date as and when collected from the applicable tenants following Closing. To the extent any reconciliation of operating expenses and other amounts payable by tenants under their Leases for the period prior to Closing results in amounts being due, reimbursed or credited to such tenants, Seller shall reimburse Purchaser for such amounts within ten (10) business days of notice thereof from Purchaser. Notwithstanding the foregoing, to the extent Seller is aware as of the Closing Date of any overcharge to tenants for reimbursable expenses payable with respect to the period prior to Closing, Seller shall instead credit Purchaser for such amounts at Closing and Purchaser shall thereafter be responsible for reimbursing or crediting such amounts to the applicable tenants. Following Closing, Seller shall reasonably cooperate with Purchaser in the preparation of any required cost reconciliation with respect to the tenants under the Leases for periods prior to the Closing Date.
4.7.14    All rent and other charges payable by tenants under the Leases and collected by Seller shall be prorated between Seller and Purchaser on a daily basis as of the Closing Date, with Seller retaining the charges, payments and credits allocable to the period on and prior to the Closing Date and Purchaser receiving the charges, payments and credits allocable subsequent to the Closing Date. If at Closing a tenant is delinquent in any payment required under its Lease for period prior to the Closing Date, then, to the extent Purchaser receives rent amounts from such tenants after Closing, Purchaser shall pay such amounts in excess of the rent and other amounts then owing to Purchaser to Seller within ten (10) business days of receipt. Purchaser shall use reasonable efforts to collect any such delinquent amounts.

4.7.15    Seller shall pay to Purchaser all security deposits under the Leases to the extent collected or held by Seller.
4.7.16    Except as expressly provided herein, Seller and Purchaser shall each pay its own attorneys’ fees incurred in connection with this transaction.
4.7.17    Seller shall be responsible for all brokerage fees and commissions payable to BMO Capital Markets and/or CBRE arising out of this Agreement and the transactions contemplated herein.
4.7.18    Purchaser shall be responsible for making any deposits required with utility companies from and after Closing.
If any of the amounts under this Section 4.7 cannot be calculated with complete precision at Closing because the amount or amounts of one or more items included in such calculation are not then known, then such calculation shall be made on the basis of the reasonable estimates of Seller and Purchaser as soon as reasonably possible after the Closing but in no event later than ninety (90) days after Closing, subject to prompt adjustment (by additional payment or refund, as necessary) when the amount of any such item or items become known. This Section 4.7 shall survive Closing.
4.8    Possession. Seller shall deliver exclusive legal and actual possession of the Properties to Purchaser on the Closing Date, subject to the Leases.
Article 5.    Title Examination.
5.1    Title Evidence. As of the Effective Date, Seller shall have furnished access to the following title evidence to Purchaser by providing Purchaser with access to the transaction data room (collectively, the “Title Evidence”):
5.1.1    The Commitments, to insure title to the Real Property issued by Title Company. The Commitments shall (a) be in amounts allocated to each Property, which in the aggregate shall equal the Purchase Price, and (b) include copies of all documents, instruments and matters shown as exceptions or referenced therein.
5.1.2    The most current Surveys of the Properties, to the extent such surveys exist. Purchaser shall have the right to update any of the existing Surveys or to have new Surveys performed, at Purchaser’s expense, for any of the Properties.
5.2    Purchaser’s Objections and Requirements. Purchaser shall be allowed until and including December 15, 2017 to examine the Title Evidence and to make any objections to the condition of title to the Real Property (“Title Objections”). Purchaser shall not object to any of the Permitted Exceptions. “Permitted Exceptions” shall include: all zoning and building laws, ordinances, maps, resolutions, and regulations of all governmental authorities having jurisdiction which affect the Properties and the use, improvement or enjoyment thereof; the Leases; matters affecting title created by or with the prior written consent of Purchaser; and

liens to secure taxes and assessments not yet due and payable. Any title exceptions or encumbrances set forth in the Commitments and not objected to as Title Objections in accordance with the terms hereof, except for any Required Removal Exceptions, shall be deemed to be waived by Purchaser and automatically shall become Permitted Exceptions. From and after the Effective Date and prior to Closing, Seller shall not cause any new easement, lien or other encumbrance to be recorded against any Property without the prior written approval of Purchaser.
5.3    Correction of Title. Except as expressly provided in this Article 5, Seller shall have no obligation to cure any of Purchaser’s Title Objections. If Purchaser timely provides Seller with any Title Objections, Seller shall have until the earlier of (i) five (5) business days following receipt of the applicable Purchaser’s Title Objections and (ii) the Contingency Date to notify Purchaser that Seller: (a) will cause or (b) elects not to cause any or all of the Title Objections to be cured or removed by the Title Company at or prior to Closing (“Cure Notice”). Seller will be deemed not to have elected to cure or remove any of the Title Objections that Seller does not expressly agree to have cured or removed by providing the Cure Notice for the same to Purchaser within such five (5) business day period. If Seller makes the election in clause (a) above with respect to any Title Objections, Seller shall cause such Title Objections to be cured or removed by the Title Company at or prior to Closing. If Seller elects, or is deemed hereunder to have elected, not to cause certain of the Title Objections not to be removed or cured, Purchaser shall have the option to do either of the following:
5.3.1    Terminate this Agreement, by providing written notice of termination within five (5) business days of the date Seller elects, or is deemed to have elected, not to cure or remove any such Title Objection; or
5.3.2    Waive the applicable Title Objections and proceed to Closing.
5.4    Notwithstanding the foregoing, Seller shall be obligated to remove or cure on or prior to the Closing Date all of the following exceptions and encumbrances affecting the Properties, whether or not Purchaser issues a Title Objection with respect thereto (collectively, “Required Removal Exceptions”): (a) any mortgage, deed of trust, assignment of leases and rents or other lien securing debt encumbering all or any portion of the Real Property, (b) all liens for delinquent real estate taxes and assessments, (c) mechanics’ liens and other involuntary liens that can be cured and/or discharged by the payment of a monetary sum up to a maximum amount of $100,000.00 for each individual Property, and (d) any other lien or encumbrance or other title exception voluntarily created by or through Seller or a Seller Affiliate after the Effective Date unless Purchaser provides its prior written consent to the same.
5.5    It shall be a condition to Purchaser’s obligations at Closing that the Title Company shall be irrevocably committed, subject to the payment of applicable premiums therefor, to issue effective as of Closing in favor of Purchaser or its permitted assignee(s) owner’s policies of title insurance insuring fee and/or leasehold title to the Properties, as applicable, subject only to Permitted Exceptions.
Article 6.    Conditions Precedent.

6.1    Conditions in Favor of Purchaser. The obligations of Purchaser under this Agreement are contingent upon each of the following:
6.1.1    On or before the Contingency Date, Purchaser shall have determined that the matters and conditions disclosed by the reports, investigations and tests received or performed by Purchaser are acceptable to Purchaser in its sole discretion.
6.1.2    On the Closing Date, each of the representations and warranties of Seller in Section 7.1 shall be true and correct as if the same were made on the Closing Date.
6.1.3    On and as of the Closing Date, Seller shall have performed all of the obligations required to be performed by Seller under this Agreement as and when required under this Agreement, and no breach by Seller of its obligations hereunder shall remain outstanding following any applicable cure period expressly set forth in Section 13.2 below.
6.1.4    Seller shall have delivered on or prior to the Estoppel Delivery Deadline (hereafter defined) a written waiver in form and substance reasonably acceptable to Purchaser and the Title Company with respect to any right of first offer, right of first refusal or other option for a third party to purchase all or any portion of the Property that becomes operative as a result of the execution of this Agreement or consummation of the transactions contemplated herein, and a written instrument providing any consent to the transfer of any Property required under any Ground Lease, Lease or other agreement or instrument in effect with respect to the Property. If Seller is unable to provide Purchaser with a written waiver or consent required to satisfy the condition set forth in this Section 6.1.4 prior to the Estoppel Delivery Deadline, Seller shall have the right to adjourn the Closing Date one or more times by delivery of written notice to Purchaser on or prior to the Estoppel Delivery Deadline, but for not more than thirty (30) days in the aggregate, to satisfy this condition.
6.1.5    No Material Casualty or Material Condemnation (as defined in Articles 10 and 11 herein) shall have occurred as of the Closing Date.
6.1.6    No a material default, bankruptcy or insolvency of a Major Tenant shall have occurred after the expiration of the Due Diligence Period.
6.1.7    No litigation shall be pending or threatened challenging Purchaser’s right to acquire, or Seller’s right to sell, the Property.
6.1.8    Seller shall have delivered to Purchaser on or prior to the Estoppel Delivery Deadline (hereafter defined):
a.    A Ground Lease Estoppel in the form required hereunder with respect to each Ground Lease in effect with respect to the Properties pursuant to Section 8.4.1;
b.    The Required Tenant Estoppel Certificates in the form required hereunder pursuant to Section 8.4.2; and

c.    The Material Campus Declaration Estoppel Certificates in the form required hereunder pursuant to Section 8.4.3.
If any conditions in this Section 6.1 have not been satisfied on or before the applicable date set forth in this Section 6.1 with respect to each condition, then Purchaser may terminate this Agreement by providing written notice of termination to Seller on or before the applicable date, subject however to Section 13.2 with respect to a breach by Seller of its obligations hereunder, in which case the Earnest Money shall be returned to Purchaser. To the extent that any of the conditions in this Section 6.1 require the satisfaction of Purchaser, such satisfaction shall be determined by Purchaser in its sole and absolute discretion. The conditions in this Section 6.1 are specifically stated and for the sole benefit of Purchaser. Purchaser in its discretion may unilaterally waive (conditionally or absolutely) the fulfillment of any one or more of the conditions, or any part thereof, by written notice to Seller.
Notwithstanding the foregoing, if (i) the conditions set forth in Sections 6.1.3 are not satisfied with respect to any individual Property as the result of a voluntary material default by Seller of its obligations hereunder, or (ii) any of the conditions set forth in Sections 6.1.4- 6.1.7 are not satisfied with respect to any individual Property, taking into account any extension of the Closing Date and Estoppel Delivery Deadline pursuant to Sections 6.1.4 or 8.4 hereof, Purchaser, in its sole and absolute discretion, may elect to exclude any such Property from the Closing, and the applicable Purchase Price allocation for such Property, as set forth on attached Exhibit A shall be deducted from the Purchase Price.
6.2    Conditions in Favor of Seller. The obligations of Seller under this Agreement are contingent upon each of the following:
6.2.1    On the Closing Date, each of the representations and warranties of Purchaser in Section 7.2 shall be true and correct as if the same were made on the Closing Date.
6.2.2    On the Closing Date, Purchaser shall have performed all of the obligations required to be performed by Purchaser under this Agreement as and when required under this Agreement.
If any of the conditions in this Section have not been satisfied on or before the applicable date set forth in this Section 6.2 with respect to each condition, then Seller may terminate this Agreement by providing written notice of termination to Purchaser on or before the applicable date, subject however to Article 13. To the extent that any of the conditions in this Section 6.2 require the satisfaction of Seller, such satisfaction shall be determined by Seller in its sole and absolute discretion. The conditions in this Section 6.2 are specifically stated and for the sole benefit of Seller. Seller in its discretion may unilaterally waive any one or more of the conditions, or any part thereof, by written notice to Purchaser.
Article 7.    Representations and Warranties.

7.1    Seller’s Representations and Warranties. Seller represents and warrants to Purchaser as of the date of this Agreement as follows:
7.1.1    Seller has been duly formed under the laws of the State of North Dakota, and is in good standing under the laws of the jurisdictions in which the Properties are located, is duly qualified to transact business in the jurisdictions in which the Properties are located, and has the requisite power and authority to enter into and perform this Agreement and the documents and instruments required to be executed and delivered by Seller pursuant hereto. This Agreement has been duly executed and delivered by Seller and is a valid and binding obligation of Seller enforceable in accordance with its terms. This Agreement and the documents and instruments required to be executed and delivered by Seller pursuant hereto have each been duly authorized by all necessary action on the part of Seller and that such execution, delivery and performance does and will not conflict with or result in a violation of Seller’s partnership agreement or any judgment, order or decree of any court or arbiter to which Seller is a party, or any agreement to which Seller and/or any of the Property is bound or subject including the Ground Leases and the Leases.
7.1.2    The list of the Ground Leases set forth on Schedule 7.2.1 hereto is true and complete. Seller has provided full copies of the Ground Leases, and to Seller’s knowledge, the Ground Leases are in full force and effect, and neither Seller nor any of the lessors under the Ground Leases are in material default under the respective Ground Leases. The copies of such Ground Leases, including any amendments thereto, provided or made available to Purchaser in the Records are true and complete in all material respects.
7.1.3    The Rent Roll to be provided to Purchaser with respect to the Leases in the Records is, as of the Effective Date, and, as of the Closing Date will be, true, correct and complete in all material respects. The list of Leases affecting the Property set forth on Schedule 7.1.3 hereto is true and complete as of the Effective Date with respect to all Leases in excess of 2,000 rentable square feet and, to Seller’s knowledge, is true and complete with respect to all such other Leases, and there are no written or oral promises, understandings, agreements or commitments with tenants other than as set forth in such Leases. The copies of the Leases provided or made available to Purchaser in the Records are true and complete in all material respects with respect to all Leases in excess of 2,000 rentable square feet, and, to Seller’s knowledge, are true correct and complete with respect to all such other Leases. To Seller’s knowledge, neither Seller, nor any tenant, is in material default under any Lease. Notwithstanding anything to the contrary contained herein, Seller does not represent or warrant that any particular Lease will be in full force and effect as of the Closing or that any particular Lease will be free from default as of Closing.
7.1.4     To Seller’s knowledge, the list of Contracts affecting each of the Properties set forth on Schedule 7.1.4 hereto is true and complete in all material respects and the Records contain copies of all such Contracts that are true and complete in all material respects. Except for the Contracts set forth on Schedule 7.1.4 hereto, Seller has not entered into any contracts or other agreements that will be binding upon Purchaser after the Closing. To Seller’s knowledge, neither Seller, nor any other party, is in material default under any such Contract.

7.1.5     To Seller’s knowledge, except as disclosed in the environmental reports contained in the Records: (i) Hazardous Materials have not been used, generated, transported, treated, stored, released, discharged or disposed of in, onto, under or from any of the Properties in violation of any Hazardous Materials Laws by Seller, by any predecessor-in-title or agent of Seller, by any tenants, or by any other person at any time; (ii) except as disclosed in the environmental reports contained in the Records, there are no above-ground or underground tanks or any other underground storage facilities located on the Properties, and there have never been such tanks or facilities on the Properties; (iii) except as disclosed in the environmental reports contained in the Records, there are no wells or private sewage disposal or treatment facilities located on the Properties and there have never been such wells or private sewage disposal or treatment facilities located on the Properties, and (iv) for purposes of Minn. Stat. Sec. 115.55 with respect to the Properties located in the State of Minnesota, any sewage generated on any of the Property located in the State of Minnesota goes to a facility permitted by the Minnesota Pollution Control Agency. Seller has not received written notice of any violation of Hazardous Materials Law at the Properties that remains uncured or requires any remediation action pursuant to applicable laws and regulations.
7.1.6    To Seller’s knowledge, there has been no use or production of methamphetamine on the Properties and no disclosure statement is required under applicable law.
7.1.7    Seller: (a) is not in receivership or dissolution; (b) has not made any assignment for the benefit of creditors or admitted in writing its inability to pay its debts as they mature; (c) has not been adjudicated a bankrupt or filed a petition in voluntary bankruptcy or a petition or answer seeking reorganization or an arrangement with creditors under the federal bankruptcy law or any other similar law or statute of the United States or any jurisdiction and no such petition has been filed against Seller or any of its property or affiliates, if any; (d) has not suffered the attachment or other judicial seizure of all, or substantially all, of Seller’s assets, which remains pending as of such time; (e) has not made an offer of settlement, extension or composition to its creditors generally; and (f) none of the foregoing are pending or threatened.
7.1.8    Seller is not a “foreign person”, “foreign partnership”, “foreign trust” or “foreign estate” as those terms are defined in Section 1445 of the Internal Revenue Code.
7.1.9    Seller and the Properties are not subject to any pending litigation (or to Seller’s knowledge) any threatened litigation.
7.1.10    Seller has not received notice of any violation of applicable laws or regulations or any defaults under any applicable covenants, conditions or restrictions with respect to the Properties nor of any violation of other recorded instruments, any condemnation, rezoning or re-assessment affecting the Properties, and, to Seller’s knowledge, no material violation of the foregoing exists with respect to the Property.
7.1.11    To Seller’s knowledge, the operating statements provided in the Records furnished to Purchaser are true and complete in all material respects.

7.1.12    The Properties are not subject to any collective bargaining agreements, and all employment costs arising from the operation of the Property or accruing prior to the Closing Date have been and will be paid by Seller.
7.1.13    To Seller’s knowledge, Seller holds all required licenses and permits for the operation and occupancy of the Properties, which are in full force and effect without material violations.
7.1.14    The Records that have been or will be provided by Seller are true and complete copies of the applicable documents with respect to the Properties in Seller’s possession or control.
7.1.15    No right of first offer, right of first refusal or other option entitling a third party to purchase all or any portion of the Properties as a result of the execution of this Agreement or consummation of the transactions contemplated herein is in effect except as set forth on Schedule 7.1.15 hereto. No consent of any third party is required to effectuate the sale and conveyance of the Properties as contemplated herein pursuant to any Ground Lease, Lease or other agreement or instrument binding on the Properties except as set forth on Schedule 7.1.15.
7.1.16    Neither Seller nor, to Seller’s knowledge, any of its affiliates, nor any of their respective partners, members, shareholders or other equity owners, and none of their respective employees, officers, directors, representatives or agents, is a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of OFAC (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action.
The representations of warranties of Seller set forth in this Section 7.1 shall survive Closing, subject to the terms of this paragraph. Seller shall have no liability with respect to any breach of a particular representation and warranty if (a) Purchaser has actual knowledge of the breach of such representation prior to the Closing Date and fails to notify Seller thereof and nevertheless proceeds to Closing, or (b) Purchaser does not commence an action against Seller with respect to the breach in question within twelve (12) months after the Closing. Further, in no event may Seller’s liability for a breach of any warranty under this Agreement with respect to any individual Property exceed the greater of (x) 1.5% of the allocated Purchase Price for such Property as set forth on attached Exhibit A and (y) $500,000.00. Wherever herein a representation is made based upon the knowledge of Seller, such knowledge is limited to the actual knowledge of Charles Greenberg and Anne Olson, without any duty of investigation or inquiry.
7.2    Purchaser’s Representations and Warranties. Purchaser represents and warrants to Seller as of the date of this Agreement as follows:
7.2.1    Purchaser has been duly formed under the laws of the State of Delaware, is, or will be as off the Closing Date, in good standing under the laws of the jurisdictions in which the Properties are located to the extent required by applicable law, is duly qualified to transact business in the jurisdictions in which the Properties are located, and has the requisite power and authority to enter into and perform this Agreement and the documents and instruments required to be executed and delivered by Purchaser pursuant hereto. This Agreement has been duly executed and delivered by Purchaser and is a valid and binding obligation of Purchaser enforceable in accordance with its terms. This Agreement and the documents and instruments required to be executed and delivered by Purchaser pursuant hereto have each been duly authorized by all necessary action on the part of Purchaser and that such execution, delivery and performance does and will not conflict with or result in a violation of Purchaser’s organizational documents or any judgment, order or decree of any court or arbiter to which Purchaser is a party, or any agreement to which Purchaser and/or any of the Property is bound or subject.
7.2.2    Purchaser has not (i) made a general assignment for the benefit of creditors, (ii) filed any involuntary petition in bankruptcy or suffered the filing of any involuntary petition by Purchaser’s creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of Purchaser’s assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Purchaser’s assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.
7.2.3    Neither Purchaser, nor, to Purchaser’s knowledge, any of its affiliates, nor any of their respective partners, members, shareholders or other equity owners, and none of their respective employees, officers, directors, representatives or agents, is a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of OFAC (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action.
Purchaser shall have no liability with respect to any breach of a particular representation and warranty if (a) Seller has actual knowledge of the breach of such representation prior to the Closing Date and fails to notify Purchaser thereof and nevertheless proceeds to Closing, or (b) Seller does not commence an action against Purchaser with respect to the breach in question within twelve (12) months after the Closing. Further, in no event may Purchaser’s liability for a breach of any warranty under this Agreement with respect to any individual Property exceed the greater of (x) 1.5% of the allocated Purchase Price for such Property as set forth on attached Exhibit A and (y) $500,000.00.
Article 8.    Inspection; Due Diligence Period; Condition of Property at Closing.
8.1    Inspections; Right of Entry. During the Due Diligence Period, and subject to the conditions contained herein and the rights of tenants under the Leases, Purchaser and its employees, agents and independent contractors shall have the right to enter onto the Properties during normal business hours and, upon a minimum of one (1) business days’ prior written notice Seller, to inspect the same, perform surveys, non-invasive soil and other tests and assessments and for other investigations and activities consistent with the purposes of this Agreement. Before any such entry, Purchaser shall provide Seller with a certificate of insurance naming Seller as an additional insured on its commercial general liability insurance with limits of no less than $2,000,000.00 in the aggregate and $1,000,000.00 per occurrence. Seller expressly reserves the right to have a representative of Seller present at all times while Seller or Seller’s representatives of consultants are located on a Property. Further, Purchaser may only perform invasive testing, including without limitation Phase II environmental testing, geotechnical borings and soil samples, on any Property only after obtaining Seller’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Seller will in good faith reasonably cooperate with Purchaser to accomplish such tests and investigations, and when entering a Property, Purchaser agrees not to disrupt any Seller or tenant business operations on the Properties. Purchaser shall restore any damage to or disruption of the Properties caused by such inspections to the same or better condition as existed before the inspection or test and shall defend, indemnify and hold Seller harmless from any and all liabilities incurred by Seller and any of Seller’s officers, employees, representatives, agents and consultants arising out of any such entries; provided that Purchaser shall not indemnify Seller or the above listed parties for any gross negligence or willful misconduct of such parties, nor for the mere discovery of any condition at the Properties, and in no event for any consequential, punitive or speculative damages. The foregoing indemnity and defense obligations shall survive termination of this Agreement. Purchaser shall deliver to Seller copies of any reports Purchaser obtains in connection with such investigations and inspections within five (5) business days after the same are received by Purchaser.
8.2    Due Diligence. On or before the Effective Date, and subject to the terms and conditions of the Non-Disclosure Agreement, Seller shall have given Purchaser access to the transaction data room, which will contain all relevant and material documents and records with respect to the Properties, including all Leases and amendments thereto, Ground Leases, Contracts, Licenses and Permits and other materials pertaining to the Property set forth on Exhibit N hereto in Seller’s possession or control (collectively, the “Records”). During the Due Diligence Period, and subject to the confidentiality and non-disclosure obligations contained herein and in the Non-Disclosure Agreement, Purchaser shall make a complete review of the Records as well as the physical, legal, economic and environmental condition of the Properties, including the Ground Leases and the Leases. Purchaser may terminate this Agreement by providing written notice of termination to Seller on or before the expiration of the Due Diligence Period, and upon delivery of such notice, this Agreement shall terminate, and the Earnest Money shall be refunded to Purchaser. If Purchaser delivers to Seller an affirmative notice electing to waive due diligence and proceed to Closing on or before the expiration of the Due Diligence Period, the Earnest Money immediately shall become non-refundable to Buyer, except as expressly provided to the contrary herein. If Purchaser does not provide an affirmative notice to proceed or a termination notice on or prior to the expiration of the Due Diligence Period, Purchaser will be deemed to have elected to terminate this Agreement as set forth above.
8.3    Condition of Properties at Closing. Except for the express representations and warranties of Seller hereunder and the Retained Liabilities, Purchaser, for Purchaser and Purchaser’s successors and assigns, releases Seller from, and waives all claims and liability against Seller for, any structural, physical or environmental conditions at the Properties arising or discovered after Closing and further releases Seller from, and waives all liability against Seller attributable to, the structural, physical and environmental condition of the Properties arising or discovered after Closing, including without limitation the presence, discovery or removal of any lead, asbestos containing materials or any other Hazardous Materials in, at, about or under the Properties, or for, connected with or arising out of any and all claims or causes of action based upon any Hazardous Materials Laws. Except as set forth in Section 7.1.5, Seller makes no representations or warranties whatsoever to Purchaser regarding the presence or absence of any Hazardous Materials. Purchaser hereby acknowledges and agrees that it shall rely solely on the express representations, warranties and covenants of Seller hereunder and the investigations, information, studies and reports prepared by or through Purchaser, at its sole cost and expense, with regard to Hazardous Materials. Purchaser may make such studies and investigations, conduct such tests and surveys, and engage such specialists as Purchaser deems appropriate to evaluate the Properties and their risks from a Hazardous Materials standpoint.
8.4    Estoppel Certificates.
8.4.1    Following the Effective Date, Seller shall request and shall exercise commercially reasonable efforts to obtain and deliver to Purchaser on or prior to December 21, 2017 (as may be extended in accordance with the terms hereof, the “Estoppel Delivery Deadline”), Ground Lease Estoppel Certificates substantially in the form of Exhibit K from each ground lessor under the Ground Leases (“Ground Lease Estoppel Certificates”).
8.4.1.1    If Seller is unable to provide Purchaser with Ground Lease Estoppel Certificates in the form required hereunder for each of the Ground Leases on or before the Estoppel Delivery Deadline, Seller shall have the right to adjourn the Closing Date one or more times by delivery of written notice to Purchaser on or prior to the Estoppel Delivery Deadline, but for not more than thirty (30) days in the aggregate, to satisfy this condition. If Seller does not deliver the Ground Lease Estoppel Certificates for one or more Ground Lease Sites on or prior to the Estoppel Delivery Deadline, as may be extended in accordance with the terms hereof, Purchaser shall have the remedies described in Section 6.1 above.
8.4.1.2    Purchaser hereby acknowledges and agrees that the failure of Seller to deliver any Ground Lease Estoppel Certificate(s) shall not be a default hereunder nor shall it give rise to any remedy of any kind against Seller other than Purchaser’s rights set forth in Section 6.1 above.
8.4.2    Following the Effective Date, Seller shall request and shall exercise commercially reasonable efforts to obtain and deliver to Purchaser on or prior to the Estoppel Delivery Deadline, estoppel certificates substantially in the form of attached Exhibit J from each tenant under the Leases (each, a “Tenant Estoppel Certificate”).
8.4.2.1    It shall be a condition to Purchaser’s obligations to close the transactions contemplated herein on the Closing Date that Seller shall have provided Purchaser with Tenant Estoppel Certificates in the form required hereunder on or prior to the Estoppel Delivery Deadline with respect to (a) each of the Leases for the tenants specifically identified on attached Exhibit D (collectively, the “Primary Tenants”), and (b) for Leases covering at least 85% of the leased square footage for the Properties in the aggregate and at least 50% of the leased square footage for each individual Property (collectively, the Required Tenant Estoppel Certificates”). If Seller does not deliver the Required Tenant Estoppel Certificates to Purchaser on or before the Estoppel Delivery Deadline, Seller shall have the right to adjourn the Closing Date one or more times by delivery of written notice to Purchaser on or prior to the Estoppel Delivery Deadline, but for not more than thirty (30) days in the aggregate, to satisfy this condition. If Seller does not deliver the Required Tenant Estoppel Certificates on or prior to the Estoppel Delivery Deadline, as may be extended in accordance with the terms hereof, Purchaser shall have the remedies described in Section 6.1 above. In lieu of a Required Tenant Estoppel Certificate, Seller may provide one or more Seller estoppel certificates in the form attached as Exhibit J hereto (“Seller Estoppel Certificate”); provided that Seller may not provide a Seller Estoppel Certificate with respect to (x) any Primary Tenant Lease, or (y) Leases in excess of 7.5% of the total leased square footage of the Properties in the aggregate, or more than 30% of the total leased square footage for any individual Property. Seller’s liability with respect to any Seller Estoppel Certificate shall not be subject to the limitations set forth in Section 7.1 hereof; provided that Seller shall be relieved of liability with respect to any Seller Estoppel Certificate for which Seller delivers on or prior to the date 30 days following the Closing Date a Required Tenant Estoppel Certificate in the form required hereunder signed by the tenant under the applicable Lease.
8.4.2.2    Purchaser hereby acknowledges and agrees that the failure of Seller to deliver any Tenant Estoppel Certificate(s) shall not be a default hereunder nor shall it give rise to any remedy of any kind against Seller other than Purchaser’s rights set forth in Section 6.1 above.
8.4.3    During the period commencing on the Effective Date and ending on the Closing Date, Seller shall request and shall exercise commercially reasonable efforts to obtain estoppel certificates from each declarant (or similarly situated beneficiary) under the declarations, or conditions, covenants and restrictions identified on attached Exhibit L-1 (collectively, the “CC&Rs”) substantially in the form of Exhibit M hereto (each, a “Declarant Estoppel Certificate”). Purchaser hereby acknowledges and agrees that, except as set forth below with respect to the Material Campus Declaration Estoppel Certificates, Seller shall have no obligation whatsoever to deliver any Declarant Estoppel Certificate with respect to any CC&R and Purchaser’s receipt of the same shall not be a condition to Closing. Notwithstanding the foregoing, it shall be a condition to Purchaser’s obligations to close the transactions contemplated herein on the Closing Date that Seller shall have provided Purchaser with Declarant Estoppel Certificates in the form required hereunder with respect to the material campus CC&Rs listed on Exhibit L-2 hereto (the “Material Campus Declaration Estoppel Certificates”) on or prior to the Estoppel Delivery Deadline.
8.4.3.1     Purchaser specifically acknowledges and agrees that the failure of Seller to deliver any Declarant Estoppel Certificate(s) shall not be a default hereunder nor shall it give rise to any termination rights with respect to any Properties or any other remedy of any kind against Seller except for Purchaser’s rights set forth in Section 6.1 above with respect to the failure to deliver any Material Campus Declaration Estoppel Certificate on or prior to the Estoppel Delivery Deadline, as may be extended in accordance with the terms hereof.
8.4.3.2    If Seller does not deliver the Material Campus Declaration Estoppel Certificates to Purchaser on or before the Estoppel Delivery Deadline, Seller shall have the right to adjourn the Closing Date one or more times by delivery of written notice to Purchaser on or prior to the Estoppel Delivery Deadline, but for not more than thirty (30) days in the aggregate, to satisfy this condition. If Seller does not deliver the Material Campus Declaration Estoppel Certificates on or prior to the Estoppel Delivery Deadline, Purchaser shall have the remedies described in Section 6.1 above.
8.4.4    Notwithstanding anything to the contrary contained herein, if any Ground Lease Estoppel Certificate, Required Tenant Estoppel Certificate or Material Campus Declaration Estoppel Certificate required to be delivered hereunder by Fairview Health Systems or its Affiliates or subsidiaries is not delivered to Purchaser on or prior to the Estoppel Delivery Deadline, Purchaser may adjourn the Closing Date from time to time for a period of up to thirty (30) days in the aggregate upon written notice to Seller delivered on or prior to the Estoppel Delivery Deadline to facilitate delivery of such required estoppel certificates.
8.4.5    Purchaser shall not be required to accept any estoppel certificate referenced above that indicates that any default exists with respect to the applicable agreement or making any other material change to the applicable form contemplated herein, and any such estoppel certificate shall not satisfy the delivery conditions set forth above. The Seller rights to extend the Closing Date described in this Section 8.4 and in Section 6.1.4 above shall run concurrently such that Seller may only adjourn the Closing Date up to 30 days in the aggregate. Upon any Closing Date extension pursuant to this Section 8.4 or section 6.1.4 above, the Estoppel Delivery Deadline shall be concurrently adjourned to the date three (3) business days prior to the extended Closing Date. Seller shall deliver to Purchaser any signed estoppel certificate, or any comments from the counterparty thereto received by Seller.
8.5    Tenant Communications. Upon providing Seller a minimum of one (1) business day’s prior written notice, Purchaser may communicate with and interview tenants under Leases, (a) with a Major Tenant, and (b) for Leases with 2,500 square feet or more of gross leasable area and with lease terms of three (3) years or fewer, provided that Seller shall have the right to have a representative of Seller present at all times during all such interviews and communications.
8.6    Purchaser’s Reliance on its Investigations; “As Is” Sale. To the maximum extent permitted by applicable law and except for Seller’s express representations and warranties and covenants herein and in any Closing document delivered by Seller (“Seller’s Warranties”), this sale is made and will be made without representation or warranty of any kind (whether express or implied) by Seller. Purchaser agrees to accept the Properties on an “As is” and “Where is” basis, with all faults and any and all latent and patent defects, and without any representation or warranty, all of which Seller hereby disclaims, except for Seller’s Warranties. Except for Seller’s Warranties, no warranty or representation is made by Seller as to (a) fitness for any particular purpose, (b) merchantability, (c) design, (d) quality, (e) condition, (f) operation or income, (g) compliance with drawings or specifications, (h) absence of defects, (i) absence of hazardous or toxic substances, (j) absence of faults, (k) flooding, or (l) compliance with laws and regulations including, without limitation, those relating to health, safety, and the environment. Purchaser acknowledges that Purchaser has entered into this Agreement with the intention of making and relying upon its own investigation of the physical, environmental, economic use, compliance, and legal condition of the Property and that Purchaser has not been induced by and has not relied upon any disclosures, representations or warranties (in each case whether express or implied or oral or written) made by Seller, Seller’s affiliates, or any other person or entity purporting to represent Seller with respect to the Properties or any other matter affecting or relating to the transactions contemplated hereby, except for Seller’s Warranties. In addition, Purchaser expressly acknowledges that from and after the Effective Date, Purchaser has not been and will not be induced by and has not relied and will not rely upon any disclosures, representations or warranties (in each case whether express or implied or oral or written) made by Seller, Seller’s affiliates, or any other person or entity purporting to represent Seller with respect to the Property or any other matter affecting or relating to the transactions contemplated hereby, except for Seller’s Warranties.
CONSISTENT WITH THE FOREGOING AND SUBJECT SOLELY TO CLAIMS AGAINST SELLER ON THE SELLER’S WARRANTIES AND THE RETAINED LIABILITIES, EFFECTIVE AS OF THE CLOSING DATE FOR THE PROPERTIES, PURCHASER, FOR ITSELF AND ITS AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS, HEREBY ACQUIRES THE PROPERTIES SUBJECT TO (AND AGREES TO ASSUME THE RISK THEREOF, IN FULL RELIANCE UPON ITS OWN INVESTIGATIONS) AND RELEASES AND FOREVER DISCHARGES, WAIVES AND EXONERATES SELLER, SELLER’S AFFILIATES, AND THE AGENTS, AFFILIATES, MEMBERS, PARTNERS, OFFICERS, DIRECTORS, MANAGERS, TRUSTEES, SUBSIDIARIES, PRINCIPALS, OWNERS, GENERAL PARTNERS, LIMITED PARTNERS, AS WELL AS THE SUCCESSORS AND ASSIGNS OF EACH OF PERSONS (COLLECTIVELY THE “RELEASEES”) FROM ANY AND ALL LIABILITIES, OBLIGATIONS, RIGHTS, CLAIMS, CAUSES OF ACTION AND DEMANDS AT LAW OR IN EQUITY, CONTROVERSIES, DAMAGE, COSTS, LOSSES AND EXPENSES WHETHER KNOWN OR UNKNOWN AT THE TIME OF THIS AGREEMENT, WHICH PURCHASER HAS OR MAY HAVE IN THE FUTURE, ARISING OUT OF THE PROPERTIES OR RELATING TO THE PROPERTIES, THE PHYSICAL, ENVIRONMENTAL, ECONOMIC OR LEGAL CONDITION OF THE PROPERTIES AND THE PROSPECTS, FINANCIAL CONDITION, OPERATION OR RESULTS OF OPERATIONS OF THE PROPERTIES, INCLUDING, WITHOUT LIMITATION, ALL CLAIMS IN TORT OR CONTRACT, ALL CLAIMS UNDER A WARRANTY OF ANY KIND (WHETHER EXPRESS OR IMPLIED) AND INCLUDING ANY WARRANTY OF MERCHANTABILITY, HABITABILITY OR WARRANTIES OF FITNESS FOR USE OR ACCEPTABILITY FOR THE PURPOSE INTENDED (COLLECTIVELY, THE “CLAIMS”); PROVIDED THAT PURCHASER DOES NOT RELEASE OR WAIVE ANY CLAIM AGAINST SELLER ARISING OUT OF THE FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SELLER OR SELLER’S AFFILIATES OR FOR ANY RETAINED LIABILITY OR BREACH BY SELLER OF ITS OBGLITIONS UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, SELLER’S WARRANTIES.

PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, EXONERATED, RELINQUISHED AND RELEASED SELLER AND ALL OTHER RELEASEES FROM AND AGAINST ANY AND ALL MATTERS AFFECTING PURCHASER AND/OR THE PROPERTY, OTHER THAN SELLER’S WARRANTIES, THE RETAINED LIABILITIES OR ANY CLAIMS ARISING OUT OF THE BREACH BY SELLER OF ITS OBLIGATIONS UNDER THIS AGREEMENT. IN THIS CONNECTION AND TO THE GREATEST EXTENT PERMITTED BY LAW, PURCHASER HEREBY AGREES, REPRESENTS AND WARRANTS THAT PURCHASER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW KNOWN OR UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CLAIMS WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND PURCHASER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN AND THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT PURCHASER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLER FROM ANY SUCH UNKNOWN CLAIMS (OTHER THAN CLAIMS ARISING FROM THE BREACH BY ONE OR MORE SELLER’S WARRANTIES, THE RETAINED LIABILITIES OR ANY BREACH BY SELLER OF ITS OBLIGATIONS HEREUNDER).  SELLER HAS GIVEN PURCHASER MATERIAL CONCESSIONS REGARDING THIS TRANSACTION IN EXCHANGE FOR PURCHASER AGREEING TO THE PROVISIONS OF THIS PARAGRAPH.
The provisions of this Paragraph 8.6 shall survive the Closing or termination of this Agreement and shall not be merged into the Closing documents.
Article 9.    Operation Pending Closing.
9.1    Existing Operations. Until the Closing Date, Seller shall operate, maintain and manage each of the Properties in a manner substantially consistent with Seller’s past practices.
9.2    New Contracts and Leases. Prior to the date that is two (2) business days prior to the expiration of the Due Diligence Period, Seller may sign or amend any Lease and may enter into any service contracts without the prior consent of Purchaser, provided, however, that Seller shall provide Purchaser no less than three (3) business days’ notice prior to execution of any new Lease, Lease amendment or Contract. After the expiration of the Due Diligence Period, Seller will not, without the prior consent of Purchaser (which shall not be unreasonably withheld or delayed), enter into any Lease, Lease amendment or any other Contract relating to the operation of the Property that will be an obligation affecting the Property subsequent to the Closing or modify, extend or terminate any existing Lease or issue any material waiver or consent with respect to any of the foregoing, except for service contracts entered into in the ordinary course of business that are terminable without cause or payment of any fee or penalty on 30-days’ notice. Seller shall not terminate any Lease prior to Closing without obtaining Purchaser’s prior written consent. Seller shall not amend, modify, supplement or terminate any Ground Lease prior to Closing without the prior written consent of Purchaser.

9.3    Termination of Service Contracts. During the Due Diligence Period, Purchaser shall notify Seller which Contracts Purchaser desires to assume at Closing. Failure to timely deliver such notice for any service contract shall constitute Purchaser’s binding election to assume each such service contract. Purchaser shall pay any transfer or assignment fees or charges due in connection with the assumption of any Contracts Purchaser elects to assume hereunder. Seller shall cause all Contracts that Purchaser elects not to assume to be terminated effective on or prior to the Closing Date and Seller shall be responsible for any termination fee or penalty payable in connection therewith.
9.3    Capital Improvements. All ongoing capital improvements being performed by Landlord at the Properties are described on Schedule 9.3 hereto. Seller shall continue to perform such projects in the ordinary course and with commercially reasonable diligence from and after the Effective Date through Closing. Purchaser shall be entitled to a credit at Closing for the outstanding amount of any such capital improvement project not completed and paid in full as of the Closing Date.
9.4    Management Agreements; Leasing and Brokerage Agreements. Seller shall cause any and all property management agreements and leasing and brokerage agreements in effect with respect to the Properties to be terminated effective on or prior to the Closing Date at Seller’s sole cost and expense.
9.5    Employees. Purchaser shall not be required to hire at or following Closing (i) any employee of Seller or Seller’s Affiliates, or (ii) any other employee that is employed at the Properties prior to Closing. All obligations and liabilities related to (x) any employee of Seller or Seller’s Affiliates, or (y) any other employee that is employed at the Properties prior to Closing and arising out of the Closing or matters occurring prior to Closing, shall, in each case, constitute Retained Liabilities of Seller hereunder. This Section 9.5 shall survive Closing.
Article 10.    Damage or Destruction.
Prior to Closing, if any portion of any Property is damaged or destroyed by fire or other casualty, Seller shall immediately give notice thereof to Purchaser, and unless such casualty constitutes a Material Casualty (hereafter defined), Purchaser, with respect to each such instance, shall proceed to Closing and receive at Closing an assignment of all amounts recovered or recoverable by Seller on account of insurance on the effected Property (“Insurance Assignment”). In such instance, the obligation to effectuate such Insurance Assignment and deliver the proceeds thereof to Purchaser shall survive the Closing and Seller shall reasonably cooperate with Purchaser in connection therewith. Notwithstanding the foregoing, if either (i) more than 20% of the square footage of the improvements on an individual Property is destroyed by a casualty prior to Closing, or (ii) any Major Tenant at the affected Property has the right to terminate its Lease or abate rent payable thereunder as a result of such casualty (collectively, a “Material Casualty”), instead of accepting the Insurance Assignment, Purchaser may elect not to close on such effected Property, in which case the applicable Purchase Price allocation for such Property shall be deducted from the Purchase Price.

Article 11.    Condemnation.
Prior to Closing, if eminent domain proceedings are commenced against any portion of any Property, Seller shall immediately give notice thereof to Purchaser, and unless such proceedings constitute a Material Condemnation (as hereafter defined), Purchaser shall, with respect to each such instance, proceed to Closing, and receive at Closing all condemnation awards received by Seller with respect thereto and an assignment of Seller’s eminent domain rights with respect to the effected Property. Notwithstanding the foregoing, if either (i) more than 20% of the square footage of the improvements on an individual Property are subject to any eminent domain proceeding prior to Closing, (ii) any Major Tenant at the affected Property has the right to terminate its Lease or abate rent payable thereunder as a result thereof, (iii) such eminent domain proceedings would have a material adverse effect on access to or parking at the affected individual Property, or result in the affected individual Property no longer complying with applicable laws and regulations (collectively, a “Material Casualty”), instead of accepting the Condemnation Proceeds, Purchaser may elect not to close on such effected Property, in which case the applicable Purchase Price allocation for such Property shall be deducted from the Purchase Price.
Article 12.    Brokers.
Except for the fees and commissions payable to BMO Capital Markets and CBRE in connection with the transactions hereunder, which shall be paid by Seller, each of the parties represents to the other that such party has not incurred any brokerage commission or finder’s fee as a result of this transactions, and each party agrees to hold the other harmless from all liabilities incurred by the other relating to such brokerage commission or finder’s fee incurred as a result of the actions of such party. The provisions of this Article 12 shall survive termination of this Agreement.
Article 13.    Default.
13.1    Default by Purchaser. If Purchaser (a) defaults in its obligation to purchase the Property from Seller and close pursuant to this Agreement or (b) defaults in another material obligation hereunder other than its obligations to be performed on the Closing Date hereunder, and such default is not cured within ten (10) days after Purchaser receives written notice of default from Seller, but in no event later than the scheduled Closing Date, Seller shall have the right in either case to immediately terminate this Agreement upon written notice to Purchaser and retain the Earnest Money as liquidated damages to recompense Seller for time spent, labor and services performed, and the loss of its bargain. Purchaser and Seller agree that it would be impracticable or extremely difficult to affix damages if Purchaser so defaults and that the Earnest Money represents a reasonable estimate of Seller’s damages. If Purchaser does so default and Seller elects to terminate, this Agreement shall be terminated and Purchaser shall have no further right, title, or interest in or to the Property. Nothing in this Paragraph 13.2 shall be deemed to limit or prevent Seller from exercising any right of termination expressly provided elsewhere in this Agreement.

13.2    Default by Seller. If either (i) Seller defaults in its obligations to be performed hereunder prior to the Closing Date and such default is not cured within the ten (10) business days after Seller receives written notice of default from Purchaser, but in no event later than the scheduled Closing Date, or (ii) Seller defaults in its obligations to sell and convey the Property to Purchaser pursuant to this Agreement or its other obligations to be performed on the Closing Date, Purchaser’s sole remedy shall be: (a) to terminate this Agreement, in which event Purchaser shall be entitled to a refund of the Earnest Money; or (b) to bring legal action for specific performance, provided that any suit for specific performance must be brought within ninety (90) days of the scheduled Closing Date. If Purchaser terminates this Agreement pursuant to this paragraph, Seller also shall be required to reimburse Purchaser for its out-of-pocket, third party costs and expenses incurred in connection with the transactions contemplated herein up to a maximum amount of $1,000,000.00. Purchaser hereby waives any other rights or remedies as a result of a Seller default described in this Section 13.2, provided, however, that nothing in this Paragraph 13.2 shall be deemed to limit or prevent Purchaser from exercising any right of termination expressly provided elsewhere in this Agreement.
In any action or proceeding to enforce this Agreement or any term hereof, the prevailing party shall be entitled to recover its reasonable costs and attorneys’ fees.
Article 14.    Termination.
Except as expressly provided in this Agreement to the contrary, if this Agreement is terminated by Purchaser prior to the Due Diligence Date or otherwise pursuant to the terms hereof, the Earnest Money shall be returned to Purchaser, and upon such termination, the respective rights of Seller and Purchaser arising out of this Agreement shall immediately cease except for the rights and obligations that are specifically provided to survive herein. Purchaser agrees to execute, acknowledge, and deliver to Seller within three (3) business days after any termination of this Agreement in accordance with the terms hereof a termination of this Agreement in recordable form to remove the cloud of this Agreement from each of the Properties, but Purchaser’s failure to give such termination(s) shall not affect the termination of this Agreement in accordance with its terms. Purchaser’s failure to terminate this Agreement before the expiration of the Due Diligence Period (including any deemed termination in accordance with the terms hereof) shall be deemed the complete and irrevocable waiver of Purchaser’s rights to terminate this Agreement pursuant to Section 8.2.
Article 15.    Assignability.
Purchaser may not assign its rights under this Agreement without the consent of Seller, which consent may be given or withheld by Seller in Seller’s sole and absolute discretion. Notwithstanding the foregoing, Purchaser may assign, in whole or in part, its rights under this Agreement to affiliated Purchaser entities; provided, however, that Purchaser shall not be relieved of any obligations under this Agreement as a result of any such assignment(s).
Article 16.    Confidentiality

16.1    General. Purchaser acknowledges that any documents, instruments, records or other information delivered by Seller to Purchaser pursuant to the provisions of this Agreement, including, without limitation, the Records pursuant to Section 8.2 of this Agreement (collectively, the “Information”), shall, at all times prior to the Closing, be kept confidential by Purchaser, will not be used for any purpose other than in connection with Purchaser’s due diligence (the “Evaluation”) of the Premises pursuant to the terms of this Agreement, and, except as provided in Section 16.2 of this Agreement, Purchaser shall neither disclose nor allow the disclosure of the Information to anyone other than such of Purchaser’s, directors, officers, lenders, employees, agents, counsel, consultants, or representatives (collectively, “Purchaser’s Representatives”) as are appropriate in order to conduct such Evaluation. Purchaser shall (a) inform each of Purchaser’s Representatives receiving Information of the confidential nature of the Information and (b) direct Purchaser’s Representatives to treat the Information confidentially and not to use it other than in connection with such Evaluation. Purchaser shall not circulate, and will not permit to be circulated, the terms of, nor the existence of, any Information other than to Purchaser’s Representatives as provided in this Section 16.1.
16.2    Permitted Disclosures. Notwithstanding the provisions of Section 16.1 above, Purchaser shall be permitted to disclose Information: (a) to any governmental authority, if required by any law, rule, or regulation, or any subpoena, interrogatory, civil investigation, demand, or similar process applicable to Seller; or (b) pursuant to the order of any court of competent jurisdiction requiring such disclosure. In any of the foregoing instances, Purchaser shall promptly notify Seller of such required disclosure to permit Seller to seek a protective order or to take other appropriate action to waive Purchaser’s compliance with the provisions of this Section 16. Purchaser shall also, if so requested, cooperate (at no material cost or expense to Purchaser) in Seller’s efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded the Information.
16.3    Representatives. Any Information furnished to Purchaser or any of Purchaser’s Representatives by Seller or any direct or indirect member, manager, partner, officer, director, employee, contractor, attorney, asset manager, management company, appraiser, engineer, advisor or agent of Seller (each a “Seller’s Representative”) will be deemed for the purposes of this Agreement to have been furnished by Seller. Purchaser shall, as soon as reasonably possible upon Seller’s request following the termination of this Agreement, return to Seller all written Information and any other written material containing or reflecting any of the Information that has been provided to Purchaser and will not retain any copies, extracts, or other reproductions, in whole or in part, of such written Information or materials. Purchaser acknowledges that (a) except as expressly set forth in this Agreement, neither Seller nor any Seller’s Representatives makes any representation or warranty as to the accuracy or completeness of any such information, (b) Purchaser is not relying on any express, implied, or statutory representations or representations by operation of law, (c) except as expressly set forth in this Agreement, Seller and Seller’s Representatives expressly disclaim making any such representations, and (d) except as expressly set forth in this Agreement, neither Seller nor any Seller Representative will have any liability to Purchaser or Purchaser’s Representatives resulting from the use of the Information by Purchaser or Purchaser’s Representatives. Without the prior written consent of Seller, neither Purchaser nor any of Purchaser’s Representatives shall communicate (regarding the Premises) with any lender of Seller (or any loan participant of any such lender). Purchaser shall have the right to communicate with tenants, subtenants and other occupants at the Premises upon reasonable advance notice to Seller and provided that Purchaser shall allow a representative of Seller to be present.
16.4    Public Disclosures. From and after the Effective Date and prior to the Closing, neither Purchaser nor Seller shall make any public disclosure of the terms or existence of this transaction except (a) Seller may issue a press release any time after the Effective Date, which may include only information that otherwise would be contained in Seller’s securities filings; and (b) Seller or Purchaser may make public disclosures with respect to this transaction to the extent such party reasonably believes the same to be required by the Securities and Exchange Commission or under applicable securities laws. Following the Closing, each of Seller and Purchaser may issue such other mutually approved press releases or other statements regarding the sale of the Property as such party desires in its sole discretion; provided that in issuing such press releases or other statements, neither party shall mention by name the other party hereto except to the extent the issuing party reasonably believes that the naming of the other party hereto to be required under applicable securities laws. In addition, nothing shall prevent either party from disclosing any information with respect to the transaction contemplated herein, any matters set forth in this Agreement, or any of the terms and provisions of this Agreement if and to the extent that such disclosure is required by applicable law or a court or other binding order or by applicable administrative rule or regulation or order of any regulatory or supervisory agency or authority with competent jurisdiction over such matter.
16.5    Survival. The provisions of this Section 16 shall survive the Closing or any earlier termination of this Agreement.
Article 17.    Notices.
All notices required or permitted hereunder shall be in writing and shall be served on the parties at the addresses set forth below. Any such notices must be (a) sent by overnight delivery using a nationally recognized overnight courier, in which case notice shall be deemed delivered one business day after deposit with such courier, (b) sent by e-mail, with written confirmation delivered no later than the following business day by overnight delivery using a nationally recognized overnight courier, in which case notice shall be deemed delivered upon transmission of such email, or (c) sent by personal delivery, in which case notice shall be deemed delivered upon receipt. Any notice sent by email or personal delivery and delivered after 11:59 p.m., Minneapolis, Minnesota time, shall be deemed received on the next business day. Attorneys for each party shall be authorized to give notices for such party. A party’s address may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice. Copies of notices are for informational purposes only, and a failure to give or receive copies of any notice shall not be deemed a failure to give notice.

If to Seller:	IRET Properties
800 LaSalle Avenue, Suite 1600
Minneapolis, MN 55402
Attn: Grant Campbell

Telephone: 952-401-4816
Email: gcampbell@iret.com

with copy to:
IRET Properties
800 LaSalle Avenue, Suite 1600
Minneapolis, MN 55402
Attn: Anne Olson
Telephone: 952-401-4811
Email: aolson@iret.com
and
Dorsey & Whitney LLP
50 South Sixth Street, Suite 1500
Minneapolis, MN 55402
Attn: Laura Graf and Marcus Mollison
Telephone: 612-492-6878
Email: graf.laura@dorsey.com
mollison.marcus@dorsey.com

If to Purchaser:	Harrison Street Real Estate, LLC 444 West Lake Street, Suite 2100 Chicago, IL 60606 Attn: Mark Burkemper; Stephen Gordon; Michael Gershowitz Email: MBurkemper@harrisonst.com sgordon@harrisonst.com
MGershowitz@harrisonst.com

with copy to:
DLA Piper LLP (US)
444 West Lake Street, Suite 900
Chicago, IL 60606
Attn: David Sickle
Email: david.sickle@dlapiper.com

If to Title Company:	First American Title Insurance Company 801 Nicollet Mall, Suite 1900 Minneapolis, MN 55402 Attn: Kristi Broderick Telephone: 612-305-2005 Email: kbroderick@firstam.com
Article 18.    Tax Deferred Exchange.
The parties acknowledge that Seller may elect to sell, and Purchaser may elect to buy, any or all of the Real Property in connection with the completion of a tax-deferred exchange under Section 1031 of the Internal Revenue Code of 1986. Each party hereby agrees to take such reasonable steps, at no cost to such party, as the other may require in order to complete such tax-deferred exchange, including paying or accepting all or a portion of the Purchase Price to or from a third party.
Article 19.    Miscellaneous.
19.1    Entire Agreement; Modification. This Agreement embodies the entire agreement and understanding between Seller and Purchaser, and supersedes any prior oral or written agreements, relating to this transaction. This Agreement may not be amended, modified or supplemented except in a writing executed by both Seller and Purchaser. No term of this Agreement shall be waived unless done so in writing by the party benefited by such term.
19.2    Survival; No Merger. The terms of this Agreement shall survive and be enforceable after the Closing and shall not be merged therein.
19.3    Governing Law. This Agreement shall be construed under and governed by the laws of the State of Minnesota.
19.4    Severability. If any term of this Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Agreement and any other application of such term shall not be affected thereby.
19.5    Time of the Essence. Time is of the essence under this Agreement.
19.6    Construction. The rule of strict construction shall not apply to this Agreement. This Agreement shall not be interpreted in favor of or against either Seller or Purchaser merely because of their respective efforts in preparing it.
19.7    Captions, Gender, Number and Language of Inclusion. The article and section headings in this Agreement are for convenience of reference only and shall not define, limit or prescribe the scope or intent of any term of this Agreement. As used in this Agreement, the singular shall include the plural and vice versa, the masculine, feminine and neuter adjectives shall include one another, and the following words and phrases shall have the following meanings: (i) “including” shall mean “including but not limited to”, (ii) “terms” shall mean

“terms, provisions, duties, covenants, conditions, representations, warranties and indemnities”, (iii) “any of the Property” or “any of the Real Property” shall mean “the Property or any part thereof or interest therein” or “the Real Property or any part thereof or interest therein”, as the case may be, (iv) “rights” shall mean “rights, duties and obligations”, (v) “liabilities” shall mean “liabilities, obligations, damages, fines, penalties, claims, demands, costs, charges, judgments and expenses, including reasonable attorneys’ fees”, (vi) “incurred by” shall mean “imposed upon or suffered or incurred or paid by or asserted against”, (vii) “applicable law” shall mean “all applicable Federal, state, county, municipal, local or other laws, statutes, codes, ordinances, rules and regulations”, (viii) “about the Property” or “about the Real Property” shall mean “in , on, under or about the Property” or “in, on under or about the Real Property”, as the case may be, (ix) “operation” shall mean “use, non-use, possession, occupancy, condition, operation, maintenance or management”, and (x) “this transaction” shall mean “the purchase, sale and related transactions contemplated by this Agreement”.
19.8    Binding Effect. This Agreement shall inure to the benefit of and shall bind the respective heirs, executors, administrators, successors and assigns of Seller and Purchaser.
19.9    Counterparts. This Agreement may be executed and delivered in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. To facilitate execution of this Agreement, the parties may execute and exchange by email counterparts of the signature pages.
19.10    Limitation of Liability. Notice is hereby given that all persons dealing with Seller shall look to the assets of Seller for the enforcement of any claim against Seller. None of the officers, directors, employees, owners or partners of Seller shall have any personal liability for any of the liability or obligations of Seller.
19.11    Joint and Several. To the extent either the Seller or Purchaser hereunder are comprised of more than one person or entity, the liability and obligations hereunder of all such parties comprising Seller or Purchaser, as applicable, shall be joint and several. This Section 19.11 shall survive the Closing.
19.12    Rentable Square Footage. If a tenant or its Affiliates occupy space in a particular Property pursuant to multiple Leases, the rentable square footage under all such Leases shall be aggregated hereunder when calculating the rentable square footage occupied by such tenant pursuant to its Lease.

END OF ARTICLE

SIGNATURE PAGE

FOR

PURCHASE AGREEMENT

BY AND BETWEEN

IRET PROPERTIES

AND

HARRISON STREET REAL ESTATE, LLC
Seller and Purchaser have caused this Agreement to be executed and delivered as of the date first above written.
SELLER:

IRET PROPERTIES,
a North Dakota Limited Partnership

By:    IRET, Inc., a North Dakota corporation
Its:     General Partner

By: /s/ Mark O. Decker, Jr.
Name: Mark O. Decker, Jr.
Title: Chief Executive Officer

By: /s/ Anne Olson
Name: Anne Olson
Title: Executive Vice President

Signature Page to Purchase and Sale Agreement

IRET - BILLINGS 2300 CBR, LLC, a North Dakota limited liability company

By: /s/ Mark O. Decker, Jr.
Name: Mark O. Decker, Jr.
Title: President

By: /s/ Anne Olson
Name: Anne Olson
Title: Vice President

MINNESOTA MEDICAL INVESTORS, LLC, a Delaware limited liability company

By: /s/ Mark O. Decker, Jr.
Name: Mark O. Decker, Jr.
Title: President

By: /s/ Anne Olson
Name: Anne Olson
Title: Vice President

SMB OPERATING COMPANY, LLC, a Delaware limited liability company

By: /s/ Mark O. Decker, Jr.
Name: Mark O. Decker, Jr.
Title: President

By: /s/ Anne Olson
Name: Anne Olson
Title: Vice President

MISSOULA 3050 CBR, LLC, a North Dakota limited liability company

By: /s/ Mark O. Decker, Jr.
Name: Mark O. Decker, Jr.
Title: President

By: /s/ Anne Olson
Name: Anne Olson
Title: Vice President

Dated as of: November 30, 2017
PURCHASER:

HARRISON STREET REAL ESTATE, LLC,
a Delaware limited liability company

By:    /s/ Stephen Gordon
    Name: Stephen Gordon
Title: General Counsel & Senior Managing Director

JOINDER OF TITLE COMPANY
The undersigned hereby agrees to act as Title Company under the foregoing Purchase Agreement and to hold and disburse the Earnest Money in accordance with the terms thereof.
Dated: November 30, 2017.
FIRST AMERICAN TITLE INSURANCE COMPANY
By /s/ Jodi Tagessen ____________

Its Senior Escrow Officer, Counsel

39
EAST\148676904.7

EXHIBIT A

Schedule of Properties and Allocated Purchase Price

OWNED SITES
Seller	Name	Address	City	State	Allocated PP
IRET Properties	Burnsville 303 Nicollet Medical	303 East Nicollet Boulevard	Burnsville	MN	$20,400,000.00
IRET Properties	Burnsville 305 Nicollet Medical	305 East Nicollet Boulevard	Burnsville	MN	$12,800,000.00
IRET Properties	Pavilion II	1001 East Superior Street	Duluth	MN	$22,100,000.00
IRET Properties	Ritchie Medical Plaza	310 North Smith Avenue	St. Paul	MN	$16,500,000.00
MN Medical	Edina 6517 Drew Avenue	6517 Drew Avenue South	Edina	MN	$3,000,000.00
SMB	6545 France SMC I	6545 France Avenue South	Edina	MN	$55,300,000.00
SMB	Edina 6525 France SMC II	6525 France Avenue South	Edina	MN	$22,800,000.00
SMB	6565 France SMC III *included Ground Leased Parking Ramp	6565 France Avenue South	Edina	MN	$24,900,000.00
IRET Properties	2800 Medical Building	2800 Chicago Ave South	Minneapolis	MN	$12,500,000.00
IRET Properties	2828 Midtown Medical & Parking Ramp	2828 Chicago Ave South	Minneapolis	MN	$29,000,000.00
IRET Billings	Billings 2300 Grant Road	2300 Grant Road	Billings	MT	$5,500,000.00
IRET Properties	Bismarck 715 East Broadway (incl. vacant land at 700 E. Main)	715 East Broadway Ave and 700 East Main Ave	Bismarck	ND	$5,400,000.00
IRET Properties	Park Dental	6437 Brooklyn Boulevard	Brooklyn Center	MN	$3,400,000.00
IRET Properties	Prairie Care Medical	9400 Zane Avenue North	Brooklyn Park	MN	$41,900,000.00
IRET Properties	Duluth Denfeld Clinic	4702 Grand Avenue	Duluth	MN	$4,000,000.00
IRET Properties	Fresenius	4700 Mike Colalillo Drive	Duluth	MN	$1,900,000.00
IRET Properties	Wells Clinic	1120 East 34th Street	Hibbing	MN	$3,700,000.00
IRET Properties	High Pointe Health Campus	8650 Hudson Boulevard	Lake Elmo	MN	$9,000,000.00

EAST\148676904. 7    A-2

IRET Properties	Plaza - Trinity	2815 16th Street Southwest	Minot	ND	$10,000,000.00
IRET Missoula	Missoula 3050 Great Northern Ave	3050 Great Northern Avenue	Missoula	MT	$5,500,000.00
IRET Properties	Lakeside Medical Plaza	17001 Lakeside Hills Plaza	Omaha	NE	$6,600,000.00
IRET Properties	Gateway Clinic - Sandstone	204 Lundorff Drive	Sandstone	MN	$300,000.00
IRET Properties	St. Michael Clinic	4300 Edgewood Drive NE	St. Michael	MN	$3,000,000.00
GROUND LEASED SITES
Seller	Name	Address	City	State	Allocated PP
IRET Properties	Pavilion I	920 East First Street	Duluth	MN	$15,600,000.00
IRET Properties	Edina 6363 France Medical	6363 France Ave South	Edina	MN	$23,100,000.00
IRET Properties	Edina 6405 France Medical	6405 France Avenue South	Edina	MN	$23,300,000.00
IRET Properties	Minneapolis 701 25th Avenue Medical	701 25th Avenue South	Minneapolis	MN	$15,700,000.00
IRET Properties	Gardenview Medical Building *Includes Gardenview Condominiums	347 Smith Avenue North	St. Paul	MN	$14,000,000.00
IRET Properties	Airport Medical Building	7550 34th Avenue South	Minneapolis	MN	$2,500,000.00
IRET Properties	Mariner Clinic	109 North 28th Street East	Superior	WI	$3,800,000.00

EXHIBIT B

Legal Descriptions of Land

2800 Medical Building
The land is situated in the City of Minneapolis, County of Hennepin, State of Minnesota, and is described as follows:
Parcel 1:
Unit Nos. 1 and 2, CIC No. 1848, IRET-Chicago Avenue Medical Condominium, a condominium located in the County of Hennepin.

(Torrens property, Certificate of Title No. 1316315)

Parcel 2:
Non-exclusive pedestrian easement for access purposes, as set forth in the Declaration of Easement for Access Purposes, dated December 28, 2009, recorded December 29, 2009, as Document No. T4716756, in the Office of the Hennepin County Registrar of Titles.

2828 Midtown Medical & Parking Ramp
The land is situated in the City of Minneapolis, County of Hennepin, State of Minnesota, and is described as follows:
Parcel 1:
Unit No. 3, CIC No. 1848, IRET-Chicago Avenue Medical Condominium, a condominium located in the County of Hennepin.

(Torrens property, Certificate of Title No. 1316315)

Parcel 2:
Non-exclusive pedestrian easement for access purposes, as set forth in the Declaration of Easement for Access Purposes, dated December 28, 2009, recorded December 29, 2009, as Document No. T4716756, in the Office of the Hennepin County Registrar of Titles.

B-1
EAST\148676904.7

Airport Medical Building

Real property in the City of Met Airport, County of Hennepin, State of Minnesota, described as follows:

Parcel 1:
That part of the Southwest Quarter of Section 31, Township 28, Range 23, Hennepin County, Minnesota, described as commencing at the Southwest corner of said Section 31; thence on an assumed bearing of North 0 degrees 55 minutes 24 seconds West, along the West line of said Section 31, a distance of 757.50 feet; thence North 89 degrees 07 minutes 06 seconds East a distance of 979.47 feet; thence North 0 degrees 56 minutes 48 seconds West a distance of 262.45 feet, along a line hereinafter referred to as Line "A", to the point of beginning of the parcel to be described; thence South 89 degrees 03 minutes 12 seconds West a distance of 1.04 feet; thence Westerly a distance of 136.75 feet along a tangential curve concave to the South having a radius of 400.00 feet and a central angle of 19 degrees 35 minutes 19 seconds; thence South 69 degrees 27 minutes 53 seconds West, tangent to said curve, a distance of 7.76 feet; thence Northerly a distance of 57.31 feet along a tangential curve concave to the Northeast having a radius of 30.00 feet and a central angle of 109 degrees 27 minutes 15 seconds; thence North 01 degree 04 minutes 52 seconds West, tangent to last described curve, a distance of 674.26 feet; thence Northerly a distance of 7.22 feet along a tangential curve concave to the East having a radius of 27.00 feet and a central angle of 15 degrees 19 minutes 48 seconds; thence North 89 degrees 13 minutes 22 seconds East, not tangent to last described curve, a distance of 173.63 feet; thence South 00 degrees 56 minutes 48 seconds East a distance of 36.98 feet; thence North 89 degrees 13 minutes 22 seconds East a distance of 27.58 feet to a point hereinafter referred to as Point "A"; thence South 00 degrees 56 minutes 48 seconds East a distance of 438.08 feet; thence South 89 degrees 03 minutes 24 seconds West a distance of 18.00 feet to the Northerly extension of said Line "A"; thence South 00 degrees 56 minutes 48 seconds East, along said Northerly extension, a distance of 208.19 feet to the point of beginning.

Parcel 2:
Non-exclusive easements for access and utilities as contained in Amended Memorandum of Sublease dated March 16, 2001, filed May 22, 2001 as Document No. 7475237.

Billings 2300 Grant Road
The land is situated in the City of Billings, County of Yellowstone, State of Montana, and is described as follows:
LOT 1-A, BLOCK 3, OF AMENDED LOT 1, BLOCK 3, HOGAN HOMESTEAD SUBDIVISION, IN THE CITY OF BILLINGS, YELLOWSTONE COUNTY, MONTANA, ACCORDING TO THE OFFICIAL PLAT ON FILE IN THE OFFICE OF THE CLERK AND RECORDER OF SAID COUNTY, UNDER DOCUMENT #3100012.

Bismarck 700 East Main (Vacant Land) & Bismarck 715 East Broadway
The Land is described as follows:
Real property in the City of Bismarck, County of Burleigh, State of North Dakota, described as follows:

PARCEL 1:

LOTS 15 AND 16, BLOCK 42, ORIGINAL PLAT TO THE CITY OF BISMARCK, BURLEIGH COUNTY, NORTH DAKOTA

PARCEL 2:

LOTS 17 AND 18, BLOCK 42, ORIGINAL PLAT TO THE CITY OF BISMARCK, BURLEIGH COUNTY, NORTH DAKOTA

PARCEL 3:

SOUTH 66 FEET OF LOTS 7 AND 8, BLOCK 42, ORIGINAL PLAT TO THE CITY OF BISMARCK, BURLEIGH COUNTY, NORTH DAKOTA

PARCEL 4:

LOTS 11, 12, 13 AND 14, BLOCK 42, ORIGINAL PLAT TO THE CITY OF BISMARCK, BURLEIGH COUNTY, NORTH DAKOTA

PARCEL 5:

NORTH 64 FEET OF LOTS 7 AND 8, BLOCK 42, ORIGINAL PLAT TO THE CITY OF BISMARCK, BURLEIGH COUNTY, NORTH DAKOTA

PARCEL 6:

LOTS 9 AND 10, BLOCK 42, ORIGINAL PLAT TO THE CITY OF BISMARCK, BURLEIGH COUNTY, NORTH DAKOTA

PARCEL 7:

A PARCEL OF LAND COMPRISING ALL THOSE PARTS OF BLOCK 40 AND 42 AND OF THE VACATED INTERVENING ALLEY AND OF THAT PART OF VACATED 8TH STREET, ALL IN THE ORIGINAL PLAT OF THE CITY OF BISMARCK, BURLEIGH COUNTY, NORTH DAKOTA, ACCORDING TO THE RECORDED PLAT THEREOF ON FILE AND OF RECORD IN THE OFFICE OF THE REGISTER OF DEEDS IN AND FOR BURLEIGH COUNTY, NORTH DAKOTA, BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHWEST CORNER OF LOT 19 IN SAID BLOCK 42; THENCE NORTH ALONG THE WEST LINE OF BLOCK 42 OF THE NORTHWEST CORNER THEREOF; THENCE EAST ALONG THE NORTH LINE OF SAID BLOCK 42 AND ITS EAST EXTENSION ACROSS SAID VACATED ALLEY AND SAID VACATED 8TH STREET AND CONTINUING ALONG THE NORTH LINE OF SAID BLOCK 40 A DISTANCE OF 428 FEET; THENCE SOUTH TO A POINT IN THE SOUTH LINE OF LOT 19 IN SAID BLOCK 40 A DISTANCE OF 428 FEET EAST OF THE POINT OF BEGINNING; THENCE WEST TO THE POINT OF BEGINNING.

Burnsville 303 Nicollet Medical
The land is situated in the City of Burnsville, County of Dakota, State of Minnesota, and is described as follows:
Parcel 1:
Tract B, REGISTERED LAND SURVEY NUMBER 53, files of Registrar of Titles, County of Dakota.

Torrens Property-Certificate of Title No. 144444

Parcel 2:
Non-exclusive easements created by Pedestrian Link Reciprocal Easement and Operating Agreement recorded February 12, 1988 as Document No. 198594; amended by Document Nos. 244186, 251108 and 416404.

Parcel 3:
Non-exclusive easements as contained in Cross Utility Easement Agreement recorded February 17, 2000 as Document No. 416405; amended by Document No. 460372.

Burnsville 305 Nicollet Medical
The land is situated in the City of Burnsville, County of Dakota, State of Minnesota, and is described as follows:
Parcel 1:
Tract C, REGISTERED LAND SURVEY NUMBER 53, files of Registrar of Titles, County of Dakota.

Torrens Property-Certificate of Title No. 144443

Parcel 2:
Non-exclusive easements as contained in Parking Agreement recorded December 31, 1986 as Document No. 179500, as amended by Document Nos. 198597, 237321, 244187, 321188, 416403 and 624034.
Parcel 3:
Non-exclusive easements created by Pedestrian Link Reciprocal Easement and Operating Agreement recorded February 12, 1988 as Document No. 198594; amended by Document Nos. 244186, 251108 and 416404.

Parcel 4:
Non-exclusive easements as contained in Cross Utility Easement Agreement recorded February 17, 2000 as Document No. 416405; amended by Document No. 460372.

Duluth Denfeld Clinic
The land is situated in the City of Duluth, County of ST. LOUIS, State of Minnesota, and is described as follows:
That part of Block 67, Addition to Oneota and Block 67, Oneota, and the adjacent vacated streets and alleys according to the recorded plat thereof described as follows:
Commencing at the most westerly corner of Block 66, Addition to Oneota; thence Southeasterly along the southwesterly line of said Block 66, a distance of 111.42 feet to the northwesterly right-of-way line of Burlington Northern, Inc., formerly the Northern Pacific Railroad Company; thence continue southeasterly along the southwesterly line of said Block 66 a distance of 168.58 feet to the most southerly corner of said Block 66; thence northeasterly along the southeasterly line of said Block 66, Addition to Oneota and said Block 67, Oneota, a distance of 480.00 feet to the most southerly corner of said Block 67, Oneota; thence continuing northeasterly along the southeasterly line of said Block 67, Oneota, a distance of 128.00 feet to the POINT OF BEGINNING; thence continuing along the southeasterly line of said Block 67, Oneota, a distance of 312.00 feet; thence northwesterly parallel with the northeasterly line of said Block 67 a distance of 280.00 feet to the southeasterly right-of-way of Grand Avenue; thence southwesterly along the northwesterly line of said Block 67 (also being the southeasterly right-of-way of Grand Avenue) a distance of 269.67 feet; thence southeasterly parallel with the northeasterly line of said Block 67, Oneota, a distance of 113.45 feet to the northwesterly right-of-way line of said Burlington Northern, Inc., then southwesterly along the northwesterly right-of-way line of said Burlington Northern, Inc., a distance of 27.33 feet; thence southeasterly along a line parallel with the southwesterly line of Block 67 a distance of 126.88 feet; thence southwesterly parallel with the southeasterly line of said Block 67 a distance of 15.00 feet; thence southeasterly parallel with the southwesterly line of Block 67 a distance of 40.00 feet to the POINT OF BEGINNING, and there terminating,

Together with the adjacent vacated north half of Traverse Street (now Second Street).

(Abstract and Torrens Property)

The Torrens portion of the property described above is described as follows:

That part of Lot 4 Block 67 ADDITION TO ONEOTA and Lot 4 Block 67 ONEOTA lying northeasterly of a line parallel with and distant 29 feet, 8 inches from the northeasterly line of Lot 4, Block 67, Oneota.

(Certificate of Title No. 299522)

Edina 6363 France Medical

Real property in the City of Edina, County of Hennepin, State of Minnesota, described as follows:

PARCEL 1:
Lot 2, Block 1, Fairview Southdale Addition, according to the recorded plat thereof, Hennepin County, Minnesota.
TORRENS PROPERTY: Certificate of Title No. 1068533.

PARCEL 2:
Non-exclusive easements for access, tunnel, utility, and parking purposes contained and described in the Declaration of Easements and Covenants recorded as Document No. 2000007, in the Supplement and Amendment to Declaration of Easements and Covenants recorded as Document No. 2110251, and in the Second Supplement and Amendment to Declaration of Easements and Covenants recorded as Document No. T05340942, all in the records of the Registrar of Titles, Hennepin County, Minnesota.

PARCEL 3:
Non-exclusive easements for access, utility, structural support and encroachment purposes contained and described in the Declaration of Easements and Covenants recorded as Document No. 3435498, in the Amendment to Declaration of Easements and Covenants recorded as Document No. T4775649, and in the Second Amendment to Declaration of Easements and Covenants recorded as Document No. T05340941, all in the records of the Registrar of Titles, Hennepin County, Minnesota.

Edina 6405 France Medical
The land is situated in the City of Edina, County of Hennepin, State of Minnesota, and is described as follows:
Parcel 1:

Tract B, Registered Land Survey No. 1716, Hennepin County, Minnesota.

(Torrens property, Certificate of Title No. 1068531)

Tract C, Registered Land Survey No. 1716, Hennepin County, Minnesota.

(Torrens property, Certificate of Title No. 1068532)

Parcel 2:

Non-exclusive easements as set forth in the Declaration of Easements and Covenants dated June 29, 2001, recorded September 24, 2001, as Document No. 3435498, in the Office of the Hennepin County Registrar of Titles. Amended by Amendment to Declaration of Easements and Covenants dated July 2, 2010, recorded August 3, 2010, as Document No. T4775649, in the Office of the Hennepin County Registrar of Titles. Further amended by Second Amendment to Declaration of Easements and Covenants dated April 12, 2016, recorded April 19, 2016, as Document No. T05340941, in the Office of the Hennepin County Registrar of Titles.

Edina 6517 Drew Avenue
The land is situated in the City of Edina, County of Hennepin, State of Minnesota, and is described as follows:
All of Lot 3, Block 4, Southdale Acres, Hennepin County, Minnesota, except the North 157.39 feet thereof as measured along the East and West lines thereof and except that part thereof lying South of the Easterly extension of the North line of Lot 2 said Block 4.

Property is Torrens;
Certificate of Title No. 1094622.

Edina 6525 France
The land is situated in the City of Edina, County of Hennepin, State of Minnesota, and is described as follows:
PARCEL 1:
Tract B, Registered Land Survey No. 1728, Hennepin County, Minnesota.
TORRENS PROPERTY: Certificate of Title No. 1332648.

PARCEL 2:
Non-exclusive easement for pedestrian tunnel purposes contained and described in the Tunnel Agreement recorded as Document No. 1203328 in the records of the Registrar of Titles, Hennepin County, Minnesota.

Fresenius
The land is situated in the City of Duluth, County of St. Louis, State of Minnesota, and is described as follows:
That part of Lots 3, 4, 5 and 6, Block 3, Oneota Industrial Park First Addition, lying Southwesterly of a line drawn parallel to and 241.76 feet Southwesterly of the Southwest line of Lot 2, Block 3, of Oneota Industrial Park First Addition, extended, described as follows: Beginning at the intersection of a line drawn parallel to and 241.76 feet Southwesterly of the Southwest line of said Lot 2, Block 3 and the Easterly right of way line of Colalillo Drive; thence Southeasterly parallel with the Southwesterly line of said Lot 2, Block 3 a distance of 418.00 feet; thence deflecting to the right 90 degrees for a distance of 120.25 feet; thence deflecting to the right 90 degrees for a distance of 118.00 feet; thence deflecting to the left 55 degrees 06 minutes 28 seconds a distance of 72.99 feet to the Easterly right of way line of Colalillo Drive; thence Northwesterly along the Easterly right of way of Colalillo Drive a distance of 314.86 feet to the point of beginning.

EXCEPT minerals.

(Part of the land on Certificate of Title No. 338790)

Gardenview Medical Building
The land is situated in the City of St Paul, County of Ramsey, State of Minnesota, and is described as follows:
Unit Nos. 5001 and 6001, Common Interest Community No. 385, Garden View Medical Building Condominium, Ramsey County, Minnesota.

(Torrens Property-Certificate of Title Nos. 513966 and 513967)

Gateway Clinic – Sandstone
The land is situated in the City of Sandstone, County of Pine, State of Minnesota, and is described as follows:
Lot 1, Block 1, Gateway, Pine County, Minnesota.

Property is Abstract.

High Pointe Health Campus
The land is situated in the City of Lake Elmo, County of Washington, State of Minnesota, and is described as follows:

Parcel A (Certificate of Title No. 60591):

All that part of the Southeast Quarter of the Southeast Quarter of Section 33, Township 29 North, Range 21 West, Washington County, Minnesota, described as follows:
Commence at the southeast corner of said Southeast Quarter; thence North 00 degrees 00 minutes 40 seconds West, along the east line of said Southeast Quarter, a distance of 435.61 feet to the point of beginning; continue thence North 00 degrees 00 minutes 40 seconds West, along said east line, a distance of 483.26 feet; thence North 90 degrees 00 minutes 00 seconds West a distance of 683.24 feet; thence South 00 degrees 00 minutes 00 seconds East a distance of 423.69 feet; thence westerly 123.88 feet along the arc of non-tangential curve concave to the south whose radius is 230.00 feet and whose chord bears South 83 degrees 51 minutes 07 seconds West; thence South 68 degrees 24 minutes 49 seconds West a distance of 102.81 feet to a point on the northerly right of way line of Hudson Blvd.; thence southeasterly, along said northerly right of way, a distance of 421.73 feet along the arc of a non-tangential curve concave to the northeast whose radius is 768.51 feet and whose chord bears South 52 degrees 53 minutes 56 seconds East; thence North 00 degrees 00 minutes 40 seconds West a distance of 176.36 feet; thence North 89 degrees 35 minutes 53 seconds East a distance of 175.00 feet; thence South 00 degrees 00 minutes 40 seconds East a distance of 223.25 feet to a point on the northerly right of way line of Hudson Blvd.; thence southeasterly, along said northerly right of way line a distance of 53.13 feet along the arc of a non-tangential curve concave to the north, whose radius is 768.51 feet and whose chord bears South 84 degrees 06 minutes 58 seconds East; continue thence South 86 degrees 05 minutes 47 seconds East a distance of 141.01 feet; thence North 00 degrees 00 minutes 40 seconds West a distance of 301.88 feet; thence North 89 degrees 35 minutes 53 seconds East a distance of 200.00 feet to the point of beginning and there terminating.

Parcel B:

Non-exclusive easement for access purposes as contained in the Easement and Agreement, dated August 30, 2004, recorded October 6, 2004, in the office of the Registrar of Titles as Doc. No. 1150352.

Lakeside Medical Plaza

The land referred to is situated in the State of Nebraska, County of Douglas and is described as follows:

PARCEL 1: LOT 3, LAKESIDE HILLS REPLAT 4, AN ADDITION TO THE CITY OF OMAHA, DOUGLAS COUNTY, NEBRASKA.

PARCEL 2: TOGETHER WITH THOSE EASEMENT RIGHTS ARISING PURSUANT TO THE DECLARATION OF RESTRICTIONS AND GRANT OF EASEMENTS RECORDED JANUARY 12, 2000 IN MISCELLANEOUS BOOK 1323, PAGE 259 IN THE OFFICE OF THE REGISTER OF DEEDS OF DOUGLAS COUNTY, NEBRASKA.

PARCEL 3: TOGETHER WITH THOSE INGRESS AND EGRESS EASEMENT RIGHTS ARISING PURSUANT TO THE PLAT AND DEDICATION RECORDED DECEMBER 29, 1999, IN DEED BOOK 2141, PAGE 27 IN THE OFFICE OF THE REGISTER OF DEEDS OF DOUGLAS COUNTY, NEBRASKA.

Mariner Clinic

A parcel of land located in the Southeast Quarter of the Southwest Quarter (SE ¼ of SW ¼) of Section Twenty-four (24), Township Forty-nine (49) North, Range Fourteen (14) West, in the City of Superior, Douglas County, Wisconsin, described as follows:

Lot 1, Douglas County Certified Survey Map No. 678 recorded October 5, 1998 in Volume 5, Pages 42-43, as Document No. 702814. more particularly described as follows:

Commencing at the Southwest corner of said Section Twenty-four (24); thence North along the West line of said Section 24 on a bearing of N 00°04’42” West a distance of 80.00 feet; thence East on a bearing of S 89°40’12” East along the North right of way line of North 28th Street, a distance of 1745.00 feet; thence North 00°04’42” West a distance of 21.50 feet to the point of beginning; thence continuing North 00°04’42” West a distance of 283.92 feet; thence North 89°42’12” West a distance of 34.18 feet; thence South 00°04’42” East a distance of 38.00 feet; thence North 89°42’12” West a distance of 104.65 feet; thence South 00°04’42” East a distance of 63.66 feet; thence North 89°42’12” West a distance of 41.60 feet; thence South 00°04’42” East a distance of 48.34 feet; thence South 89°42’12” East a distance of 41.60 feet; thence South 00°04’42” East a distance of 133.92 feet; thence South 89°42’12” East a distance of 138.83 feet to the point of beginning and there terminating.

Tax Parcel No. 02-802-07098-15

Minneapolis 701 25th Avenue Medical
The land is situated in the City of Minneapolis, County of Hennepin, State of Minnesota, and is described as follows:
Parcel A (Abstract property):

The west 147.00 feet of Lots 12, 13 and 14, Block 14, Murphy's Addition to Minneapolis, lying northerly of the following described line: Commencing at the northwest corner of said Lot 14; thence on an assumed bearing of South 00 degrees 02 minutes 20 seconds West along the west line of said Lots 12, 13 and 14 a distance of 164.74 feet to the point of beginning of the line to be described; thence North 89 degrees 59 minutes 14 seconds East a distance of 36.25 feet; thence South 00 degrees 00 minutes 46 seconds East a distance of 1.40 feet; thence North 89 degrees 59 minutes 14 seconds East a distance of 110.75 feet to the east line of the west 147.00 feet of said Lots 12, 13 and 14 and said line there terminating.

Parcel B:

Non-exclusive easements for tunnel purposes as contained in the Easement Agreement, dated March 26, 1984, recorded September 10, 1984, in the office of the County Recorder as Doc. No. 4923703.

Parcel C:
Non-exclusive easements for canopy encroachment and vehicular access purposes as contained in the Easement Agreement, dated March 26, 1984, recorded September 10, 1984, in the office of the County Recorder as Doc. No. 4923704.

Parcel D:

Non-exclusive easements for parking and for ingress and egress purposes as contained in the Parking Easement Agreement, dated January 23, 1991, recorded January 25, 1991, in the office of the County Recorder as Doc. No. 5744650.

Missoula 3050 Great Northern Ave
The land is situated in the City of Missoula, County of Missoula, State of Montana, and is described as follows:
LOT 9 OF RESERVE STREET INDUSTRIAL CENTER - PHASE I, A PLATTED SUBDIVISION IN THE CITY OF MISSOULA, MISSOULA COUNTY, MONTANA, ACCORDING TO THE OFFICIAL RECORDED PLAT THEREOF.

COMMONLY KNOWN AS: 3050 GREAT NORTHERN AVENUE, MISSOULA, MT 59808

Park Dental
The land is situated in the City of Brooklyn Center, County of Hennepin, State of Minnesota, and is described as follows:
Parcel 1:

Lot 1, Block 1, Dental Center 2nd Addition, Hennepin County, Minnesota.

Property is Abstract.

Parcel 2:

Non-exclusive easements for parking and ingress and egress purposes, as reserved in Document No. 4472887 and amended by Document No. 7347537.

Pavilion I

Real property in the City of Duluth, County of ST. LOUIS, State of Minnesota, described as follows:

Parcel A:

Lots 7 and 8, Block 20, PORTLAND DIVISION, including all that portion of said lots lying within 15 feet of the center line of the alley in the rear of said lots; and Lot 9, Block 20, PORTLAND DIVISION.

St. Louis County, Minnesota.
Torrens Property-Certificate of Title No. 298948.0

Parcel B:

The land included within the following boundaries, to-wit: The center line of the alley between Block 13 and Block 20, in PORTLAND DIVISION OF DULUTH, the rear or Southerly line of Lots 10 and 11 in said Block 20, as shown on said plat, and the Westerly side line of said Lot 10 and the Easterly side line of said Lot 11 both side lines produced to the said center line of said alley.
and
Lots 10 and 11, Block 20, PORTLAND DIVISION OF DULUTH.

St. Louis County, Minnesota.
Torrens Property-Certificate of Title No. 270028.0

Parcel C:

That tract of land lying and being in Block 20 in PORTLAND DIVISION
OF DULUTH, lying within the following boundary lines to-wit: The center line of the alley in the rear of said Block; the center line of First Street in the front of said Block; the extended Easterly and
Westerly lines of Lot 13 in said Block.
and
Lot 12, Block 20, PORTLAND DIVISION OF DULUTH, including that portion of the vacated alley adjacent thereto.

St. Louis County, Minnesota.
Torrens Property-Certificate of Title No. 264755.0

Parcel D:

The following described land situated in PORTLAND DIVISION OF DULUTH:
Land included within the following described boundaries:
a. Center line of East First Street;
b. Extended dividing line between Lots numbered 14 and 13; in Block numbered 20
c. Center line of the alley between Blocks numbered 20 and 13;
d. Center line of Tenth Avenue East.

St. Louis County, Minnesota.
Torrens Property-Certificate of Title No. 210348.0 (Certificate contains additional land)

Pavilion II
The land is situated in the City of Duluth, County of St. Louis, State of Minnesota, and is described as follows:
Lots One (1) to Twelve (12), inclusive, and the West 10 feet of Lot Thirteen (13), Block Sixteen (16), Portland Division of Duluth, including that portion of the alley which attached to said lots at the time of the vacation thereof.

(Abstract and Torrens Property-Torrens Certificate No. 298846.0)

Plaza – Trinty Real property in the City of Minot, County of Ward, State of North Dakota, described as follows: LOT 2, BLOCK 1, IRET SECOND ADDITION TO THE CITY OF MINOT, WARD COUNTY, NORTH DAKOTA.
Prairie Care Medical
The land is situated in the City of Brooklyn Park, County of Hennepin, State of Minnesota, and is described as follows:
Parcel 1:

Lot 1, Block 1, Astra Village 2nd Addition, according to the recorded plat thereof, Hennepin County, Minnesota.

(Abstract property)

Parcel 2:

Non-exclusive easements for drainage, utility and ingress, egress and roadway as contained in the Easement Agreement (For Ingress, Egress, Roadway, Utility and Temporary Construction Purposes) recorded June 6, 2014 as Document No. 10085016.

Ritchie Medical Plaza

Real property in the City of St Paul, County of Ramsey, State of Minnesota, described as follows:

Parcel 1:
Units 2, 3, 4, 8, 9, 10 and 11, Condominium Number 290, Sherman Street Medical Condominium, Ramsey County, Minnesota.

Parcel 2:
Non-exclusive easements contained in that certain Declaration of Skyway and Tunnel Easements dated August 16, 1993, filed October 27, 1993, as Document No. 1032578.

Parcel 3:
Non-exclusive easements contained in that certain Declaration of Covenants and Easements dated August 16, 1993, filed October 27, 1993, as Document No. 1032577.

Parcel 4:
Non-exclusive easements contained in that certain Sherman Street Medical Condominium Declaration for Condominium dated August 16, 1993, filed December 2, 1993, as Document No. 1036884, as amended by First Amendment to Sherman Street Medical Condominium Declaration for Condominium dated December 18, 2003, filed May 24, 2004, as Document No. 1818313.

Torrens Property-Certificate of Title No. 552173.

St. Michael Clinic
The land is situated in the City of St Michael, County of Wright, State of Minnesota, and is described as follows:
Lot 1, Block 2, Town Center of St. Michael 2nd Addition, Wright County, Minnesota, according to the recorded plat thereof.

(Abstract Property)

Wells Clinic
The land is situated in the City of Hibbing, County of St. Louis, State of Minnesota, and is described as follows:
Parcel A (Abstract property):

That part of the Southeast Quarter of the Northwest Quarter of Section 19, Township 57 North, Range 20 West of the 4th Principal Meridian, described as follows:

Commencing at a point of the south line 845.17 feet West of the southeast corner of said Southeast Quarter of the Northwest Quarter, and assuming said south line to bear West; thence North 1301.97 feet to a point on the north line of said Southeast Quarter of the Northwest Quarter; thence North 89 degrees 22 minutes 43 seconds East along said north line 150.07 feet to the point of beginning of the parcel to be described; thence continue North 89 degrees 22 minutes 43 seconds East 615.47 feet to the northwest corner of Lot 12 of A.R.W. Addition to Hibbing; thence Southerly 312.44 feet along a non-tangential curve, the center of circle bears North 89 degrees 59 minutes 30 seconds West, with a radius of 5454.58 feet and a central angle of 03 degrees 16 minutes 56 seconds; thence West 556.42 feet; thence Northwesterly 78.54 feet along a tangential curve concave to the Northeast with a radius of 50.00 feet and a central angle of 90 degrees 00 minutes 00 seconds; thence North 255.35 feet to the point of beginning.

Parcel B:
Non-exclusive easement for utility purposes, as contained in the Easement, dated October 27, 1998, recorded November 10, 1998, in the office of the County Recorder as Doc. No. 734816.

Parcel C:

Non-exclusive easement for ingress and egress purposes, as contained in the Easement, dated October 27, 1998, recorded November 10, 1998, in the office of the County Recorder as Doc. No. 734817.

EXHIBIT C
Reserved

C-1
EAST\148676904.7

EXHIBIT D
Primary Tenant Estoppel Certificates

Building	Tenant	Suite No.
2800 Medical	Allina Health Systems	Suite 101
2800 Medical	Allina Health Systems	Suite 400
2800 Medical	Allina/Abbott Northwestern General Medicine Associates	Suite 210A and 114
2800 Medical	Allina/Sister Kenny	Suite 102

Burnsville 303	Fairview Breast Center	Suite 220
Burnsville 303	Fairview Health Services	Suite 100 & 140
Burnsville 303	Fairview Health Services	Suite 120, 160 & 180
Burnsville 303	Fairview Pediatric	Suite 372
Burnsville 303	Fairview Surgical	Suite 300 & 310
Burnsville 303	FHS Maternal Fetal Clinic	Suite 363
Burnsville 303	FHS Ridges Clinic	Suite 200
Burnsville 303	FHS Ridgeview Pharmacy	Suite 161
Burnsville 305	Fairview Pain Management	Suite 377

Edina 6363	Fairview Cardiology	Suite 100
Edina 6363	Fairview Community Pharmacy	Suite 214
Edina 6363	Fairview Health Services	Suite 500
Edina 6363	Fairview Sleep Center	Suite 105
Edina 6363	FHS Southdale Cancer Center	Suite 600

Edina 6405	Fairview MN Heart	Suite W240
Edina 6405	Fairview Surgical	Suite W440
Edina 6405	Fairview Vascular	Suite W340

Edina 6517	Children’s Hospital

Edina 6525	Allina/MN Perinatal	Suite 205
Edina 6525	Fairview Health Services	Suite 100
Edina 6525	Fairview-Vein Solutions	Suite 275 & 255

Edina 6545	Fairview Breast Center	Suite 250
Edina 6545	Fairview Crosstown Clinic	Suite 150
Edina 6545	Fairview Crosstown Pharmacy	Suite 100
Edina 6545	Fairview Health Services	Suite 510

D-1
EAST\148676904.7

Edina 6545	Fairview Wound	Suite 586
Edina 6545	FHS - Inst. for Athletic	Suite 450

Gardenview	Childrens	Suite 501
Gardenview	Childrens	Suite 503
Gardenview	Childrens	Suite 600 & 601
Gardenview	Childrens	Suite 603

Minneapolis 701 25th	Fairview Health Services	Suite 500 & 201B
Minneapolis 701 25th	Fairview Health Services Sports Surgery	Suite 101
Minneapolis 701 25th	Fairview Ophthalmology	Suite 302

Ritchie Medical Plaza	Allina Health / Breast	Suite 300
Ritchie Medical Plaza	Allina Health Systems	Suite 330
Ritchie Medical Plaza	Childrens Health Care	Suite 400 & 480
Ritchie Medical Plaza	Childrens Respiratory & Critical Care	Suite 460

St. Michael Clinic	Allina Health Systems

EXHIBIT E
Form of Deeds

EAST\148676904.7

MINNESOTA LIMITED WARRANTY DEED

(Top 3 inches reserved for recording data)

LIMITED WARRANTY DEED
Business Entity to Business Entity

eCRV number: _______________

DEED TAX DUE: $_____________	DATE: [month/day/year]
FOR VALUABLE CONSIDERATION, [INSERT IRET ENTITY], a ________________ under the laws of the State of _______________(“Grantor”), hereby conveys and quitclaims to ____________________________, a ________________ under the laws of the State of ________________ (“Grantee”), real property in __________County, Minnesota, legally described as follows: See Exhibit A.

Check here if all or part of the described real property is Registered (Torrens)

together with all hereditaments and appurtenances belonging thereto.

This Deed conveys after-acquired title. Grantor warrants that Grantor has not done or suffered anything to encumber the property, EXCEPT:

Check applicable box:
   The Seller certifies that the Seller does not know of any wells on the described real property.
   A well disclosure certificate accompanies this document or has been electronically filed. (If electronically filed, insert WDC number: […].)
   I am familiar with the property described in this instrument and I certify that the status and number of wells on the described real property have not changed since the last previously filed well disclosure certificate.
Grantor IRET ENTITY By: Name: Its: By: Name: Its:

EAST\148676904.7

State of Minnesota, County of __________________

This instrument was acknowledged before me on [month/day/year], by _______________ as ______________ and by _______________ as ______________of IRET Properties, a North Dakota limited partnership.

(Stamp)	(signature of notarial officer) Title (and Rank): My commission expires: (month/day/year)

THIS INSTRUMENT WAS DRAFTED BY:	TAX STATEMENTS FOR THE REAL PROPERTY DESCRIBED IN THIS INSTRUMENT SHOULD BE SENT TO:

EAST\148676904.7

Document Number	State Bar of Wisconsin Form 6-2003 **SPECIAL WARRANTY DEED** Document Name

THIS DEED, made between [IRET ENTITY] ______________________________

______________________________ ("Grantor," whether one or more), and

______________________________ ("Grantee," whether one or more).

Grantor for a valuable consideration, conveys to Grantee the following described real estate, together with the rents, profits, fixtures and other appurtenant interests, in ______________ County, State of Wisconsin ("Property") (if more space is needed, please attach addendum):

See Exhibit A.

Recording Area

Name and Return Address

____

Parcel Identification Number (PIN)

This ____________ homestead property.
(is) (is not)

Grantor warrants that the title to the Property is good, indefeasible, in fee simple and free and clear of encumbrances arising by, through, or under Grantor, except:

Dated ______________________________.

______________________________(SEAL) ______________________________(SEAL)
* ______________________________ * ______________________________

______________________________(SEAL) ______________________________(SEAL)
* ______________________________ * ______________________________

AUTHENTICATION

Signature(s) ______________________________

____

authenticated on ______________________________.

____

* ______________________________

TITLE: MEMBER STATE BAR OF WISCONSIN
(If not, ______________________________
authorized by Wis. Stat. § 706.06)

THIS INSTRUMENT DRAFTED BY:

____

____

ACKNOWLEDGMENT

STATE OF WISCONSIN)
) ss.
______________________ COUNTY)

Personally came before me on ______________________,
the above-named ______________________________

____

to me known to be the person(s) who executed the foregoing instrument and acknowledged the same.

____

* ______________________________

Notary Public, State of Wisconsin
My Commission (is permanent) (expires: ______________)

(Signatures may be authenticated or acknowledged. Both are not necessary.)

NOTE: THIS IS A STANDARD FORM. ANY MODIFICATIONS TO THIS FORM SHOULD BE CLEARLY IDENTIFIED.

4818-2589-4233.1
SPECIAL WARRANTY DEED **© 2003 STATE BAR OF WISCONSIN** **FORM NO. 6-2003**

* Type name below signatures.

EAST\148676904. 7E-4

NEBRASKA SPECIAL WARRANTY DEED

Return to:

SPECIAL WARRANTY DEED

KNOW ALL MEN BY THESE PRESENTS, that [IRET ENTITY], a _________________ (“Grantor”) in consideration of One Dollar in hand paid by ________________, (“Grantee”) of ________ County and State of __________, does hereby grant, bargain, sell and convey unto the said Grantee, the following described premises situated in the County of ___________ and State of Nebraska, to-wit: See Exhibit A.

Together with all the tenements, hereditaments, and appurtenances thereunto belonging, and all the estate, right, title, interest, claim or demand whatsoever of the said _________ (Grantor) of, in, or to the same, or any part thereof:

TO HAVE AND TO HOLD the above described premises unto the said grantees and to their heirs forever; and the said Grantor hereby covenants that Grantor is lawfully seized of such premises, said premises are free and clear of all liens and encumbrances, except those easements, restrictions and covenants of record, Grantor has legal power and lawful authority to convey the premises, and it does hereby covenant to WARRANT AND DEFEND the said premises against the lawful claims and demands of all persons claiming by, through, or under it, and against no other claims or demands.

IN WITNESS WHEREOF we have hereunto set our hand this ___ day of ______, 20__.

Grantor:

IRET ENTITY

By:_______________________________

STATE OF _____________)
)ss.
COUNTY OF ____________)

The foregoing instrument was acknowledged before me on ___________ __, 20__ by _____________________, known to be the identical person whose name is affixed to the foregoing instrument and acknowledged the execution thereof to be his voluntary act and deed on behalf of said __________________.

EAST\148676904. 7E-5

______________________________
Notary Public
My commission expires________________

EAST\148676904. 7E-6

NORTH DAKOTA LIMITED WARRANTY DEED

This indenture, made this ______ day of _________________________, 201___ between [IRET ENTITY], party of the first part, and ________________________ party of the second part, whose post office address is ____________________________________________________________________ .

WITNESSETH: That said party of the first part in consideration of the sum of One Dollar ($1.00) to and in hand and paid by the party of the second part, receipt of which is hereby acknowledged, does hereby GRANT unto the said party of the second part, all that tract or parcel of land lying and being in the County of ______________ and State of North Dakota, described as follows, to-wit:

See Exhibit A.

The legal description was obtained from a previously recorded instrument.

SUBJECT TO ALL covenants, restrictions, reservations, easements, conditions and rights appearing of record; and SUBJECT to any state of facts an accurate survey would show.

AND the said party of the first part, for its successors and assigns, does/do hereby covenant with the party of the second part, to warrant and defend the title to the property hereby conveyed against the claim of every person whatsoever claiming by, through or under the party of the first part.

I certify that the full consideration paid for the property described in this deed as required under NDCC 11-18-02.2 (1) (c) is $______________________.

Grantee or Grantee’s Agent

EAST\148676904. 7E-7

WITNESS, the hands of the Grantor.

[IRET ENTITY]

STATE OF________________________

COUNTY OF______________________

On this ______ day of _________________________, 2016, before me personally appeared ____________________________, known to me to be the person who is described in, and who executed the within and foregoing instrument and severally acknowledged that she executed the same.

Notary Public My Commission expires:

EAST\148676904. 7E-8

MONTANA SPECIAL WARRANTY DEED

THIS INSTRUMENT WAS PREPARED BY

AND WHEN RECORDED SHOULD BE RETURNED TO:

SPECIAL WARRANTY DEED

FOR VALUABLE CONSIDERATION, in money or money's worth, the receipt and sufficiency of which is hereby acknowledged, executed this ____day of ____________, 201__ (the “Effective Date”), [IRET ENTITY], a _____________________ (“Grantor”), grants to _______________________, a _________________ (“Grantee”), whose address is ______________________________, and to its successors and assigns, forever, real property situated in _______________ County, Montana, as more particularly described on Exhibit A attached hereto and incorporated in this Special Warranty Deed by this reference.

TO HAVE AND TO HOLD, with all the rights, privileges and appurtenances thereto belonging or in anywise appertaining, unto the Grantee and its successors and assigns, forever; and the Grantor, its successors and assigns does hereby covenant with the Grantee and its successors and assigns, to warrant and defend the title to said property conveyed against the claim of every person whatsoever, claiming by, through or under the Grantor, SUBJECT TO the Permitted Encumbrances set forth on Exhibit B of this Special Warranty Deed.
[SIGNATURE ON FOLLOWING PAGE]

EAST\148676904. 7E-9

IN WITNESS WHEREOF, Grantor has executed this Special Warranty Deed as of the Effective Date.

GRANTOR:

[IRET ENTITY]
By:
Name:
Title:
By:
Name:
Title:

STATE OF                 )
) ss.
COUNTY OF    __________        )
On this ___ day of ________________, 201__, before me personally appeared _______________ and ____________________ to me known to be the __________________ and __________________ of the _________________that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he or she was authorized to execute said instrument and that the seal affixed is the corporate seal of said _________________.

Notary Public
My Commission Expires:

EAST\148676904. 7E-10

EXHIBIT F
Form of Assignment of Ground Lease

ASSIGNMENT AND ASSUMPTION OF GROUND LEASES

This Assignment and Assumption of Ground Leases (this “Agreement”) is made and entered into as of ______________________, 2017 (the “Effective Date”), by and between [IRET ENTITY], a _________________ (“Assignor”), and ______________________________, a ___________________ (“Assignee”).

RECITALS
Assignor is the tenant under those certain ground leases set forth on Exhibit A attached hereto and made a part hereof (collectively, the “Ground Leases”).
Assignor desires to assign all of Assignor’s rights and interest under the Ground Leases to Assignee, and Assignee desires to accept such assignment and assume and agree to perform all obligations of Assignor under the Ground Leases arising from and after the Effective Date.
NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:
1.    Recitals. The foregoing recitals are correct and are incorporated herein.
2.    Assignment of Ground Leases. Assignor hereby transfers, assigns and conveys to Assignee, from and after the Effective Date, all of Assignor’s right, title and interest in, to and under the Ground Leases.
3.    Assumption of Ground Leases. Assignee hereby accepts the assignment of Assignor’s right, title and interest in, to and under the Ground Leases, and hereby assumes all of the obligations of Assignor under the Ground Leases first arising from and after the Effective Date and agrees, for the benefit of Assignor, to perform and comply with all the terms and agreements contained in the Ground Leases on the part of the tenant or lessee thereunder to be performed and complied with from and after the Effective Date.
4.    Miscellaneous. This Agreement shall inure to the benefit of and be binding upon Assignor and Assignee and their respective successors and assigns. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and together which shall constitute one and the same Agreement.
[Remainder of the page intentionally left blank; signature pages follow]

EAST\148676904.7

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Agreement as of the ___ day of ________________, 2017, which instrument is effective this date.
ASSIGNOR:

[IRET ENTITY]

By:
Name:
Title:

ASSIGNEE:

______________________________________

By:
Name:
Title:

EAST\148676904.7

EXHIBIT A

Ground Leases

EAST\148676904.7

EXHIBIT G

Form of Bill of Sale
BILL OF SALE
[IRET ENTITY], a __________________ (“Seller”), in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration to it in hand paid by _______________________ (“Purchaser”), the receipt and sufficiency of which are hereby acknowledged, does hereby quitclaim and convey unto Purchaser all of Seller’s right, title and interest in and to the tangible personal property owned by Seller and presently located on the Real Property described on attached Schedule 1, excluding, however, any fixtures, furniture, equipment and personal property owned by tenants under the existing leases, any managing agent, or others.

TO HAVE AND TO HOLD THE SAME unto Purchaser, its successors and assigns forever.

Said conveyance and quit claim hereunder is "as-is, where is, and with all faults," without any representation or warranty of any kind, express or implied, including, without limitation, any representation or warranty as to physical condition, including any latent or patent defects, quality of construction, workmanship, merchantability, fitness for any particular purpose, title, or any other matter concerning said personal property, and with no recourse to Seller for any reason whatsoever except for any express representation and warranty of Seller set forth in that certain Purchase and Sale Agreement, dated ______________ __, 2017, between Seller and Purchaser.

Dated: _____________ ___, 2017
[IRET ENTITY]
By
Name:
Title:

G-1
EAST\148676904.7

SCHEDULE 1

Legal Description

G-2
EAST\148676904.7

EXHIBIT H
Form of Assignment and Assumption of Leases, Warranties and Contracts

ASSIGNMENT AND ASSUMPTION
OF LEASES, WARRANTIES, AND CONTRACTS

This Assignment and Assumption of Leases, Warranties, and Contracts (this “Agreement”) is made and entered into as of ______________________, 2017 (the “Effective Date”), by and between [IRET ENTITY], a _________________ (“Assignor”), and ______________________________, a ___________________ (“Assignee”).

RECITALS
On even date herewith Assignor has conveyed to Assignee the real property legally described on Exhibit A attached hereto and made a part hereof (the “Real Property”).
B.    The Real Property is subject to those certain leases set forth on Exhibit B attached hereto and made a part hereof, together with any guaranties of any of said leases (collectively, the “Leases”).
C.    Assignor desires to assign all of Assignor’s right, title and interest in, to and under the Leases to Assignee, and Assignee desires to accept such assignment and assume and agree to perform all obligations of Assignor under the Leases arising from and after the Effective Date.
D.    Assignor also desires to assign to Assignee all of Assignor’s right, title and interest in any and all contracts, permits, records, plans, warranties, and intangible personal property owned by Assignor and used in connection with the Real Property, and Assignee desires to accept such assignment and assume such obligations of Assignor first arising under such assignment from and after the date hereof.
NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:
1.Recitals. The foregoing recitals are correct and are incorporated herein.
2.Leases. Assignor represents and warrants that (i) Exhibit B attached hereto is a current, true and complete list of all leases, licenses and occupancy agreements regarding all or any part of the Real Property, (ii) Assignor has the right, power and authority to assign the Leases to Assignee, and (iii) Assignor is the sole holder and owner of the landlord’s interests in the Leases, free and clear of any liens or encumbrances.

EAST\148676904.7

3.Assignment of Leases. Assignor hereby transfers, assigns and conveys to Assignee, from and after the Effective Date, all of Assignor’s right, title and interest in, to and under the Leases. Assignor also transfers, assigns and conveys to Assignee any security or damage deposits listed on Exhibit B hereto, a credit for which Assignee received on the settlement statement in connection with Assignee’s acquisition of the Real Property from Assignor.
4.Assignment of Contracts, Permits, Records, Plans, Warranties, and Intangible Personal Property. Assignor hereby conveys, assigns, transfers, and sets over unto Assignee, all Assignor’s right, title and interest, to the extent assignable, in and to any and all intangible property owned by Assignor and used in connection with the Real Property and the buildings and improvements located thereon (the “Property”), including without limitation the contracts listed on Exhibit C hereto, and all licenses, permits, warranties, plans, records, and “Intangible Personal Property” as that term is defined in the Purchase Agreement (collectively, the “Intangibles”), but excluding cash on hand and in bank and escrow accounts, whether held by utility companies, local governmental units, mortgage lenders or Assignor, if any, all trademarks, service marks and trade names of Assignor and Assignor’s Affiliates, and with reservation by Assignor to use such names in connection with other property owned by Assignor, and further excluding any furniture, furnishings, fixtures, business equipment or articles of personal property belonging to any tenant occupying the Property or otherwise excluded pursuant to that certain Purchase and Sale Agreement between Assignor, as seller, and Assignee as purchaser, dated ______________ ____, 2017, for the sale and purchase of the Property (the “Purchase Agreement”).
5.Assumption of Leases. Assignee hereby accepts the assignment of Assignor’s right, title and interest in, to and under the Leases, and hereby assumes all of the obligations of Assignor under the Leases first arising from and after the Effective Date and agrees, for the benefit of Assignor, to perform and comply with all the terms and agreements contained in the Leases on the part of the landlord or lessor thereunder to be performed and complied with from and after the Effective Date.
6.Assumption of Contracts, Permits, Records, Plans, Warranties, and Intangible Personal Property. Assignee does hereby accept the assignment of the above-described Intangibles subject to the terms and conditions herein contained, and does hereby assume as of the date hereof and become responsible for and agree to perform, discharge, fulfill and observe all obligations, covenants, conditions and provisions first accruing from and after the date hereof with respect to the Intangibles.
7.Miscellaneous. This Agreement shall inure to the benefit of and be binding upon Assignor and Assignee and their respective successors and assigns. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and together which shall constitute one and the same Agreement.
[Remainder of the page intentionally left blank; signature pages follow]

EAST\148676904.7

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Agreement as of the ___ day of ________________, 2017, which instrument is effective this date.
ASSIGNOR:

[IRET ENTITY]

By:
Name:
Title:

ASSIGNEE:

______________________________________

By:
Name:
Title:

EAST\148676904.7

EXHIBIT A

Legal Description

EAST\148676904.7

EXHIBIT B

Leases

EAST\148676904.7

EXHIBIT C

Contracts

EAST\148676904.7

EXHIBIT I
Form of Tenant Notices

To be agreed upon by Seller and Purchaser prior to expiration of the Due Diligence Period

I-1
EAST\148676904.7

EXHIBIT J
Form of Tenant Estoppel Certificate
________________ ____, 2017
TO:

Harrison Street Real Estate, LLC
[ADDRESS]

IRET Properties, a North Dakota Limited Partnership
800 LaSalle Avenue, Suite 1600
Minneapolis, MN 55402
Attn: Anne Olson

RE:	___________________________
___________________________
(“Property”)

To Whom It May Concern:

Reference is made to that certain Lease between Landlord, and the undersigned, as Tenant, together with all amendments thereto (collectively, the “Lease”), demising the Premises. Capitalized terms such as Lease, Landlord, Tenant, and Premises are defined in the Schedule(s) attached hereto and made a part hereof, and capitalized terms not defined herein shall have the meaning ascribed in the Lease. Tenant hereby represents to the Benefited Parties (as herein defined) that the following statements are true and correct as of the date hereof:

1.Schedule(s) includes a true and correct description of the Lease, including the date of the Lease and a list of all amendments to the Lease with their respective dates.

2.The Lease has been properly executed by Tenant, is in full force and effect and has not been amended, modified, supplemented or superseded except as indicated in Schedule(s). The Lease is the entire agreement between Landlord (or any affiliated party) and Tenant (or any affiliated party) pertaining to the Premises.

3.To the knowledge of the undersigned, Landlord is not in default in the performance of the terms and provisions of the Lease, nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default. All improvements to be constructed in the Premises by Landlord have been completed to the satisfaction of Tenant and accepted by Tenant and any improvement allowance to be paid or provided by Landlord has been paid in full.

2
[Building] – [Tenant]
4813-6750-1647\4
EAST\148676904.7

4.To the knowledge of the undersigned, there currently is no defense, offset, lien, claim or counterclaim by or in favor of Tenant against Landlord under the Lease or against the obligations of Tenant under the Lease (including, without limitation, any rentals or other charges due or to become due under the Lease) and Tenant is not currently contesting any such obligations, rentals or charges. All obligations of Landlord under the Lease have been performed. There are no pending free periods of rent, tenant improvements, contributions or other concessions granted to Tenant. There are no unpaid rent concessions or other sums to Tenant under the terms of the Lease.

5.Tenant is not in any respect in default in the performance of the terms and provisions of the Lease nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default.

6.No Rent, other than for the current month, has been paid in advance, except as otherwise expressly provided in the Lease. The Tenant has accepted possession of and now occupies the Premises.

7.Tenant has no option or right to purchase the property of which the Premises are a part, or any part thereof except as identified in the Schedule(s).

8.Tenant has no rights of first offer or rights of first refusal to lease additional space in the property of which the Premises are a part except as identified in the Schedule(s).

9.Tenant has not assigned, sublet, or transferred its interest in the Lease and/or the Premises, or any part thereof except as follows (if none, so state): [NONE.]

10.Neither the Lease nor any obligations of Tenant thereunder have been guaranteed by any person or entity, except as described in the Schedule(s).

11.Tenant is not insolvent and is able to pay its debts as they mature. Tenant has not filed, and is not currently the subject of any filing, voluntary or involuntary, for bankruptcy or reorganization under any applicable bankruptcy or creditors rights laws.

12.The undersigned represents and warrants that it is authorized to execute this Estoppel Certificate and it is binding upon the Tenant and Guarantor, if any.

13.The Guaranty, if any, has been properly executed by Guarantor and is in full force and effect. Guarantor has no defense or counterclaim by or in favor of Guarantor against Landlord.

[Signature Page Follows]

3
[Building] – [Tenant]
4813-6750-1647\4
EAST\148676904.7

The above certifications are made to the Benefited Parties knowing that the Benefited Parties will rely thereon in making an investment in the Premises. For purposes hereof, the term “Benefited Parties” means the addressees of this letter together with its/their successors, assigns and lenders.

THIS DOCUMENT MUST BE DATED WHEN SIGNED AND ALL BLANK LINES MUST BE COMPLETED.

DATED this ______ day of ___________________, 2017.

Very truly yours,

TENANT AS DEFINED IN THE SCHEDULE(S):

By:________________________________

Name:______________________________

Title:_______________________________
1)

4
[Building] – [Tenant]
4813-6750-1647\4
EAST\148676904.7

GUARANTOR:

By:________________________________

Name:______________________________

Title:_______________________________

5
[Building] – [Tenant]
4813-6750-1647\4
EAST\148676904.7

SCHEDULE 1

1.1	Lease: ___________________ dated as of ___________

1.2	Amendment(s): _______________________

1.3	Landlord: __________________________

1.4	Tenant: ____________________________

1.5	Premises: _______________________________ (including the rentable square footage)

1.6	Security Deposit. Tenant has paid to Landlord a security deposit in the amount of $________________. Landlord has no obligation to segregate the Security Deposit or pay interest thereon.

1.7	Term. The Term of the Lease commenced on _______________, and expires on _______________________, subject Tenant’s right to extend the Term as follows: _______________ (if none, so state).

1.8
Rent, Operating Costs. The Base Rent presently payable under the Lease is $_____________ per month. The amount of Tenant's Proportionate Share of Operating Costs presently payable under the Lease is $_____________ per month. All Rent payable on the part of the undersigned has been paid through and including _______________.

1.9	Guaranty (if none, so state): _____________________________

1.10	Options/Right to Purchase the Property (if none, so state): _____________________

1.11	Rights of First Offer or First Refusal for Additional Leasehold Space (if none, so state): _____________________

1.12	Tenant’s Proportionate Share of Operating Costs. Tenant’s Proportionate Share of Operating Costs is _____%.

J-6
EAST\148676904.7

EXHIBIT K
Form of Ground Lease Estoppel Certificate
GROUND LEASE ESTOPPEL CERTIFICATE
________________ ____, 2017
TO:

Harrison Street Real Estate, LLC (and its affiliates, “HSRE”)
444 West Lake Street, Suite 2100
Chicago, Illinois 60606
Attn: Mark Burkemper

IRET Properties, a North Dakota Limited Partnership
800 LaSalle Avenue, Suite 1600
Minneapolis, MN 55402
Attn: Anne Olson

RE:	___________________________
___________________________

To Whom It May Concern:

Reference is made to that certain Ground Lease between Lessee, and the undersigned, as Lessor, together with all amendments thereto (collectively, the “Ground Lease”). The real property (the “Property”) which is the subject of the Ground Lease is described in Schedule 1 attached hereto and made a part hereof. Capitalized terms such as Ground Lease, Lessor, and Lessee are defined in Schedule 1, and capitalized terms not defined herein shall have the meaning ascribed in the Ground Lease. Lessee hereby represents to the Benefitted Parties (as defined below) that the following statements are true and correct as of the date hereof:

1.Schedule 1 includes a true and correct description of the Ground Lease and a list of all amendments to the Ground Lease, and attached hereto as Exhibit A is a true, correct and complete copy of the Ground Lease and all amendments.

2.The Ground Lease has been properly executed by Lessor, is in full force and effect and has not been amended, modified, supplemented or superseded except as indicated in Schedule 1 and shown in Exhibit A. The Ground Lease is the entire agreement between Lessor (or any affiliated party) and Lessee (or any affiliated party) pertaining to the Premises.

3.Lessee is not in default in the performance of the terms and provisions of the Ground Lease, nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default.

EAST\148676904.7

4.There currently is no defense, offset, lien, claim or counterclaim by or in favor of Lessor against Lessee under the Ground Lease or against the obligations of Lessor under the Ground Lease.

5.All obligations of Lessor under the Ground Lease have been performed. Lessor is not in any respect in default in the performance of the terms and provisions of the Ground Lease nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default.

6.[Other than the annual base rent, no amounts are payable as rent to Lessor.]

7.Lessor has not received any written notice of any present violation of any federal, state, county or municipal laws, regulations, ordinances, orders, or directives relating to use, operation or condition of the Property that remains uncured.

8.Lessor has no current right to terminate the Ground Lease based on any acts or omissions of Lessee as of the date hereof.

9.Lessor hereby consents to the transfer of Lessee’s interest under the Ground Lease to HSRE and has waived any rights of first refusal, purchase options or rights of first offer with respect to such transfer (if any).

10.The undersigned represents and warrants that it is authorized to execute this Estoppel Certificate and it is binding upon the Lessor.

[Signature Page to Follow]

EAST\148676904.7

The above certifications are made to the Benefited Parties knowing that the Benefited Parties will rely thereon. For purposes hereof, the term "Benefited Parties" means the addressees of this letter, their investors and affiliates together with its/their successors, assigns, lenders and title insurance companies.

DATED this ______ day of ___________________, 2017.

Very truly yours,

LESSOR:

______________________________

By:________________________________
Name:______________________________
Title:_______________________________

EAST\148676904.7

EAST\148676904.7

SCHEDULE 1

1.13	Ground Lease: ___________________ dated as of ___________

1.14	Amendment(s):

1.15	Lessor:

1.16	Lessee:

1.17	Legal Description of Property:

1.18	Term. The Term of the Ground Lease commenced on _______________, and expires on _______________________, subject Lessee’s right to extend the Term as follows: _______________ (if none, so state).

1.19	Rent. The Rent presently payable under the Ground Lease is $____________ per month. All Rent payable on the part of the Lessee has been paid through and including _______________.

1.20	Security Deposit: (if none, so state): ___________________

1.21	Options/Right to Purchase the Property (if none, so state): ___________________

1.22	Rights of First Offer or First Refusal (if none, so state): ___________________

EAST\148676904.7

EXHIBIT L-1
Requested CC&R Estoppels
Edina 6545 France SMC I
1. Amended and Restated Declaration of Reciprocal Easements and Covenants, dated August 5, 2014, recorded September 4, 2014 as Document No. T05197278; and the Declaration of Reciprocal Easements and Covenants, recorded October 16, 2002 as Document No. 3616233;

2. Declaration, and the terms, conditions, covenants, restrictions and obligations set forth therein, dated May 30, 2014, recorded June 11, 2014 as Document No. T05176793.

Edina 6363 France Medical
1. Declaration of Easements and Covenants, and the terms, conditions, covenants, restrictions, easements and obligations set forth therein, dated February 28, 1989, recorded March 15, 1989 as Document No. 2000007, and as affected by the Supplement and Amendment to Declaration of Easements and Covenants dated May 1, 1990, recorded July 16, 1990 as Document No. 2110251, and also the Second Supplement and Amendment to Declaration of Easements and Covenants dated April 12, 2016, recorded April 19, 2016 as Document o. T05340942;

2. Declaration of Easements and Covenants, and the terms, conditions, covenants, restrictions, easements and obligations set forth therein, dated June 29, 2001, recorded September 24, 2001 as Document No. 3435498, and as affected by the Amendment to Declaration of Easements and Covenants dated July 2, 2010, recorded August 3, 2010 as Document No. T4775649, and also the Second Amendment to Declaration of Easements and Covenants dated April 12, 2016, recorded April 19, 2016 as Document No. T05340941.

Edina 6525 France SMC II
1. Declaration, and the terms, conditions, covenants, restrictions and obligations set forth therein, dated May 30, 2014, recorded June 11, 2014 as Document No. T05176793; 2. Declaration, and the terms, conditions, covenants, restrictions and obligations set forth therein, dated October 16, 2002, recorded January 21, 2003 as Document No. 3668160.
Edina 6565 France SMC III
1. Declaration, and the terms, conditions, covenants, restrictions and obligations set forth therein, dated May 30, 2014, recorded June 11, 2014 as Document No. T05176793.

Edina 6405 France Medical
1. Tunnel Agreement dated December 16, 1976, recorded December 22, 1976, as Document No. 1203328, by and between Dayton Development Company, a Minnesota corporation, and Fairview Community Hospitals, a Minnesota non-profit corporation;

EAST\148676904.7

2. Assignment of Parking Revenues dated December 13, 2001, recorded January 3, 2002, as Document No. 3480640, by France Avenue Medical Building LLP, a Minnesota limited liability partnership, for the benefit of Teachers Insurance and Annuity Association of America, a New York corporation;

3. Declaration dated February 10, 2006, recorded February 14, 2006, as Document No. 4226059;

4. Declaration of Easements and Covenants dated June 29, 2001, recorded September 24, 2001, as Document No. 3435498. Amended by Amendment to Declaration of Easements and Covenants dated July 2, 2010, recorded August 3, 2010, as Document No. T4775649. Further amended by Second Amendment to Declaration of Easements and Covenants dated April 12, 2016, recorded April 19, 2016, as Document No. T05340941.

Edina 6517 Drew Avenue South
Minneapolis 701 25th Ave Med
1. Easement Agreement – Doc. 4923704; 2. Parking Easement Agreement – Doc. 5744650.

Burnsville 303 Nicollet Med
1. Declaration – Doc. 76207 (First Amendment to Declaration – Doc. 137231, Memo of Second Amendment to Declaration – Doc. 250655, Amended and Restated Declaration – Doc. 597871;

2. Memo of Restrictive Covenants – Doc. 179498 (Amendment to Memo of Restrictive Covenants – Doc. 198596, Amended and Restated Restrictive Covenants – Doc. 419428);

3. Parking Agreement – Doc. 179500 (Amendment – Doc. 198597, Second Amendment – Doc. 237321, Third Amendment – Doc. 244187, Fourth Amendment – Doc. 321188, Fifth Amendment – Doc. 416403, Sixth Amendment – Doc. 624034);

4. Pedestrian Link Reciprocal Easement and Operating Agreement – Doc. 198594 (First Amendment – Doc. 244186, Second Amendment – Doc. 251108, Third Amendment – Doc. 416404).

Burnsville 305 Nicollet Med
1. Declaration – Doc. 76207 (First Amendment to Declaration – Doc. 137231, Memo of Second Amendment to Declaration – Doc. 250655, Amended and Restated Declaration – Doc. 597871);

2. Parking Agreement – Doc. 179500 (Amendment – Doc. 198597, Second Amendment – Doc. 237321, Third Amendment – Doc. 244187, Fourth Amendment – Doc. 321188, Fifth Amendment – Doc. 416403, Sixth Amendment – Doc. 624034);

EAST\148676904.7

3. Pedestrian Link Reciprocal Easement and Operating Agreement – Doc. 198594 (First Amendment – Doc. 244186, Second Amendment – Doc. 251108, Third Amendment – Doc. 416404);

4. Memo of Restrictive Covenants, Option and Special Conditions – Doc. 244190 (Amendment to Restrictive Covenants, Option and Special Conditions – Doc. 419925).

Pavilion I
1. Parking Easement Agreement – Doc. 731535.

PrairieCare Medical
1. Tunnel Easement Agreement dated September 20, 1988, recorded November 9, 1988 as Document Number 1972869;

2. Declaration for Common Interest Community No. 1848, IRET-Chicago Avenue Medical Condominium dated December 28, 2009, recorded December 29, 2009 as Document Number T4716754;

3. Restrictions Agreement dated September 20, 1988, recorded November 9, 1988 as Document Number 1972873.

2828 Midtown Medical
1. Tunnel Easement Agreement dated September 20, 1988, recorded November 9, 1988 as Document Number 1972869;

2. Declaration for Common Interest Community No. 1848, IRET-Chicago Avenue Medical Condominium dated December 28, 2009, recorded December 29, 2009 as Document Number T4716754 ;

3. Restrictions Agreement dated September 20, 1988, recorded November 9, 1988 as Document Number 1972873.

2800 Medical Building
1. Tunnel Easement Agreement dated September 20, 1988, recorded November 9, 1988 as Document Number 1972869;

2. Declaration for Common Interest Community No. 1848, IRET-Chicago Avenue Medical Condominium dated December 28, 2009, recorded December 29, 2009 as Document Number T4716754 ;

EAST\148676904.7

3. Restrictions Agreement dated September 20, 1988, recorded November 9, 1988 as Document Number 1972873.

Ritchie Medical Plaza
1. Condominium Number 290 Sherman Street Medical Condominium Declaration for Condominium dated August 16, 1993, recorded December 2, 1993 as Document Number 1036884; as amended by First Amendment to Sherman Street Medical Condominium Declaration for Condominium dated December 18, 2003 and recorded May 24, 2004 as Document Number 1818313;

2. Declaration of Skyway and Tunnel Easements dated August 16, 1993, recorded October 27, 1993 as Document Number 1032578.

Gardenview Medical Building
1. Declaration of Common Interest Community No. 385, Garden View Medical Building Condominium recorded December 30, 1999 as Document No. 1587038.
Lakeside Medical Plaza
1. Declaration of Covenants, Conditions and Restrictions dated December 12, 1994 and filed December 13, 1994, in Miscellaneous Book 1136, Page 1 in the Office of the Register of Deeds Douglas County, Nebraska, as amended by Amendment No. 1 to Declaration dated July 18, 1996 and filed July 22, 1996 in Miscellaneous Book 1182, Page 617; Amendment No. 2 to Declaration dated June 30, 1997 and filed October 7, 1997 in Miscellaneous Book 1224, Page 508; and Amendment No. 3 to Declaration dated July 13, 2000 and filed December 13, 2000 in Miscellaneous Book 1361, Page 599; 2. Declaration of Restrictions and Grant of Easements dated January 4, 2000 and filed January 12, 2000 in Miscellaneous Book 1323, Page 259 in the Office of the Register of Deeds Douglas County, Nebraska.

Denfeld Clinic
1. Reciprocal Access Easement Agreement dated September 29, 2015, recorded October 26, 2015 as Document No. 963867 in the Office of the Registrar of Titles and as Document No. 1272573 in the Office of the County Recorder.

Wells Clinic
1. Access Easement dated October 27, 1998, recorded November 10, 1998 as Document Number 734817.

St. Michael Clinic
1. Subdivision and Planned Unit Development Agreement, dated July 30, 2004, recorded July 22, 2004, as Document No. A919753; as amended by Resolution No. 01-10-06-05 Approving an

EAST\148676904.7

Amendment to the Town Center Development Standards, recorded June 12, 2006, as Document No. A1013432;

2. Declaration of Covenants, Conditions, Restrictions and Easements dated July 5, 2006, recorded July 27, 2006, as Document No. A1019004.

High Pointe Health Campus
1. Declaration of Protective Covenants, dated December 1, 1997, recorded December 31, 1997, as Doc. No. 1065503;

2. Easement Agreement, dated December 10, 1997, recorded December 31, 1997, as Doc. No. 1065505; 3.East Metro Healthcare Center Cooperation Agreement, between LaSalle Construction Company, and East Metro Specialists LLC, dated December 2, 1997, recorded December 31, 1997, as Doc. No. 1065506; as affected by Memorandum of Cooperation Agreement, dated December 10, 1997, recorded December 31, 1997, as Doc. No. 1065507.

Billings 2300 Grant Rd
1. Covenants, Conditions and Restrictions recorded May 3, 1983, in Book/Roll 1247, Page 406, under Document #1263548, Amendment to said Covenants recorded July, 13, 1983, Book/Roll 1250, Page 190, under Document #1272299. Amendment to said Covenants recorded December 6, 1983, Book/Roll 1255, Page 3377, under Document #1288933. Amendment to said Covenants recorded July 16, 1984, Book/Roll 1264, Page 1066, under Document #1315860. Amendment to said Covenants recorded December 12, 1985, Book/Roll 1284, Page 2066, under Document #1375127. Amendment to said Covenants recorded December 31, 1987, Book/Roll 1316, Page 810, under Document #1468908. Amendment to said Covenants recorded December 31, 1987, Book/Roll 1316, Page 2996, under Document #1468966. Amendment to said Covenants recorded June 17, 1988, Book/Roll 1323, Page 125, under Document #1488076. Amendment to said Covenants recorded August 24, 1988, Book/Roll 1325, Page 4078, under Document #1495658. Amendment to said Covenants recorded October 6, 1988, Book/Roll 1327, Page 1895, under Document #1500128. Amendment to said Covenants recorded October 17, 1988, Book/Roll 1327, Page 3523, under Document #1500956. Amendment to said Covenants recorded November 26, 1991, Book/Roll 1367, Page 3520 under Document #1615675. Amendment to said Covenants recorded February 25, 1999, under Document #3040319. Amendment to said Covenants recorded February 25, 1999, under Document #3040320. Amendment to said Covenants recorded March 10, 1999, under Document #3041940. Amendment to said Covenants recorded August 18, 2000, under Document #3100015. Amendment to said Covenants recorded August 2, 2012, under Document #3632814; 2. Covenants, Conditions and Restrictions recorded October 16, 1985, in Book/Roll 1281, Page 4936, under Document #1368725.

Missoula 3050 Great Northern

EAST\148676904.7

1. Covenants, Conditions and Restrictions recorded in Book 334 of Micro Records, Page 2053, as amended by Amendment to said Covenants recorded in Book 364 of Micro Records, Page 1369. Amendment to said Covenants recorded in Book 494 of Micro Records, Page 1111.

EAST\148676904.7

Exhibit L-2
Material Campus Declaration Estoppels

2800 Medical, and 2828 Medical:

•	Declaration for Common Interest Community No. 1848, IRET-Chicago Avenue Medical Condominium recorded December 29, 2009 as Document No. T4716754*

Gardenview:

•	Declaration of Common Interest Community No. 385, Garden View Medical Building Condominium recorded December 30, 1999 as Document No. 1587038*

Lakeside Medical Plaza:

•
Declaration of Covenants, Conditions and Restrictions by and between THC, Inc., a Nebraska nonprofit corporation, and Lakeside Hills Association, Inc., a Nebraska nonprofit corporation, dated December 12, 1994 – recorded December 13, 1994 in Miscellaneous Book 1136, Page 1 in the Office of the Register of Deeds Douglas County, Nebraska, as amended

Edina 6363, Edina 6405:

•	Declaration of Easements and Covenants dated June 29, 2001, recorded September 24, 2001, as Document No. 3435498, as amended

•	Declaration of Easements and Covenants dated February 28, 1989, as amended;

Burnsville 303 and Burnsville 305:

•	Amended and Restated Declaration – Doc. No. 597871

•	Memorandum of Restrictive Covenants, Option and Special Conditions – Doc. No. 179498, as amended

•	Memorandum of Restrictive Covenants, Option and Special Conditions – Doc. No. 244190, as amended

Ritchie Medical Plaza

•	Declaration of Covenants and Easements dated August 16, 1993

•	Declaration for Condominium dated August 16, 1993, as amended*

* Estoppels with respect to condominium declarations to be in form and substance reasonably acceptable to Purchaser

L-1
EAST\148676904.7

Exhibit M
Form of CC&R Estoppel

Date: ______ ___, 2017
TO:
Harrison Street Real Estate
444 West Lake Street, Suite 900
Chicago, Illinois

RE:	<DOCUMENT NAME> dated <DATE>, recorded <DATE> as Document Number <NUMBER> (the “Declaration”)

Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Declaration.

The undersigned, as <NAME OF DECLARANT> (the “Certifying Party”) hereby certifies, as of the date hereof, to Harrison Street Real Estate (“Buyer”), with respect to the purchase of the property commonly known as <PROPERTY ADDRESS> (the “Property”), as follows:

1.	that the Declaration is unmodified and in force and effect;

2.
that there is no currently-existing default under the Declaration by the Property owner in the payment of any sum of money owing to the Certifying Party, and, to the Certifying Party’s actual knowledge, there is no currently-existing default by the Property owner under the Declaration, and, to the Certifying Party’s actual knowledge, no other event has occurred which with the giving of notice by the Certifying Party or the passage of time, or both, would become a default under the Declaration;

3.	that the amount paid in 2016 was $_______________ and the amount assessed for 2017 is $_______________;

4.
that the Certifying Party has not performed or caused to be performed, and is not currently performing or causing to be performed, any maintenance or other work or service not in the normal course of operation, the cost of which the Certifying Party is or will be entitled to charge in whole or in part to the Property owner which has not yet been charged to such Property owner; and

5.
that there are no set-offs, defenses or counterclaims currently being asserted or otherwise known by the Certifying Party against enforcement of any obligations under the Declaration which are to be performed by the Certifying Party.

The Certifying Party acknowledges and agrees that the statements set forth herein shall be binding, and may be relied upon by and shall inure to the benefit of Buyer or its designee or assigns.

[Signature page follows]

M-1
EAST\148676904.7

Exhibit N

Due Diligence Materials

#	Item / Task
1	Environmental - Phase I report
2	Property Condition Reports

#	Item / Task
1	Site Plan & Floor Plans
2	Personal Property Inventory
3	Governmental Notices
4	Notice of any Litigation, Liens & Threatened Claims
5	Maintenance Log
6	Existing Property Brochures
7	Operating Licenses
8	Service Contracts
9	All Warranties (roof, mechanicals, elevator, generator etc., including underlying manufacturer warranties)
10	Equipment Leases
11	Utilities Will-Serve Letters
12	Accounts Receivable & Payable
13	Resident/Tenant Security Deposits
14	Safety Programs
15	Evacuation Plans
16	Certificate of Occupancy

#	Item / Task
1	Current Year Operating Budget
2	Current Rent Roll
3	Y-T-D Income Statement
4	Historical Income Statement
5	Occupancy History
6	Capital Expenditure Projections
7	Historical Capital Expenditures
8	Lease Correspondence
9	Leasing Activity Reports / Lease-up Schedule
10	Staffing Plan/Payroll Schedule

N-1
EAST\148676904.7

11	Current Tax Bill & Personal Property Taxes
12	Historical Tax Bills
13	List of RE Tax special assessments
14	List of Applicable Franchise Taxes
15	Schedule of all tenant improvements being amortized and reimbursed by tenants, including interest

#	Item/ Task
1	Renderings, Site Plans, and Floor Plans
2	Existing Entitlements
3	Plans & Specifications
4	Building Permits & Licenses
5	General Contractor Agreements
6	Architectural Agreements
7	Bonding Information

#	Item / Task
1	Tenant Leases & Sub-Leases
2	Tenant Estoppels
3	Ground Leases
4	Title Documents
5	Surveys
6	Condominium Association Documents
7	Notices of building, zoning, health, fire etc., code violations and corrective plan

#	Item / Task
1	Property Insurance Policies
2	Tenant Insurance Policies

N-2
EAST\148676904.7

Schedule 7.1.2

Ground Leases

To be delivered by Seller within 5 business days of the Effective Date

Schedule 7.1.2-1
EAST\148676904.7

Schedule 7.1.3

Leases

To be delivered by Seller within 5 business days of the Effective Date

Schedule 7.1.4

Contracts

To be delivered by Seller within 5 business days of the Effective Date

Schedule 7.1.4-1
EAST\148676904.7

Schedule 7.1.5

ROFOs, ROFRs, Purchase Options

Schedule 7.1.5-1
EAST\148676904.7

Ground Leases
Property	Description	Lessor	Lessor Options
Edina 6363	Ground Lease	Fairview Health Services
Right of First Refusal: Lessor shall have the right to purchase the leasehold estate of Lessee created hereby for the same price and on the same terms and conditions as contained in the purchase agreement. Lessor shall have until fifteen (15) days from Lessor's receipt of a copy of the purchase agreement in which to notify Lessee of its election to purchase.

Edina 6405	Air Rights Lease	Fairview Health Services
Right of First Negotiation: If Lessee desires to sell the Leasehold Interest, Lessee shall promptly notify Lessor in writing of the price at which Lessee is willing to sell the Leasehold Interest. Lessor and Lessee shall have 30 days thereafter to negotiate a sale and purchase of the Leasehold Interest. If Lessor does not elect to purchase the Leasehold Interest, Lessee shall have nine (9) months thereafter to sell the Leasehold Interest for not less than 95% of the proposed purchase price.

Purchase Option: In 2021 and every 10 years thereafter, Lessor may purchase the Leasehold Interest by giving Lessee at least twelve (12) months' prior written notice. The purchase price shall be the fair market value of the Leasehold Interest as of the later of the date Lessor exercises its option to purchase or the date twelve (12) months prior to the closing date.

Tenant Rights
Property	Description	Tenant	Tenant Options
High Pointe	Lease Agreement	Twin Cities Orthopedics, P.A.	Tenant has the right of first offer to purchase the property pursuant to Section 9 of the First Amendment to Lease Agreement
St. Michael	Lease Agreement	Allina Health System	Pursuant to Section 34 of the Lease, Tenant shall have the option to purchase the Premises at the end of the Initial Term of the Lease and at the end of each Renewal Term of the Lease
Airport Medical	Lease Agreement	Park Nicollet Health Services
Pursuant to Section 36 of the Lease, prior to Landlord entering into any binding agreement (other than a Mortgage) to sell, convey, or otherwise transfer Landlord’s interest in the Premises with a third party, Landlord will give Tenant written notice. Tenant shall have 30 days to exercise its right to acquire Landlord’s interest in the Premises

Declarant Rights
Property	Description	Declarant	Declarant Options
Gardenview	CIC Declaration	Children's Health Clinic and Allina Health System	Declarants have the right of first refusal to purchase on the same terms as any bona fide offer
Burnsville 305 Nicollet Ave	CCR	Fairview Health Services	Pursuant to Section 3.3 Grantor has the right of first refusal to purchase on the same terms as any bona fide offer
Burnsville 303 Nicollet Ave	CCR	Fairview Health Services	Pursuant to Section 3.3 Grantor has the right of first refusal to purchase on the same terms as any bona fide offer

Schedule 7.1.5-2
EAST\148676904.7

Schedule 9.3

Pending Capital Improvement Projects

None

Schedule 9.3-1
EAST\148676904.7